SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy                       [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                        AMERICAN CONSOLIDATED MINING CO.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

     __________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

     __________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     __________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

     __________________________________________________________________________
5)   Total fee paid:

     __________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________
2)   Form, Schedule or Registration Statement No.:______________________________
3)   Filing Party:______________________________________________________________
4)   Date Filed:________________________________________________________________

                        AMERICAN CONSOLIDATED MINING CO.
                          70 West Canyon Road, Suite D.
                               Alpine, Utah 84004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 3, 2002

         NOTICE is hereby given that the Annual Meeting of Shareholders of American Consolidated Mining Co. (the "Company") will be held at the Company's offices located at 70 West Canyon Road, Suite D, Alpine, Utah 84004, at 10:00 a.m. (MST) on June 3, 2002, for the following purposes:


1.       To elect the six members of the Board of Directors.

2. To consider and vote upon the approval of an Agreement and Plan of Share Exchange (the "Share Exchange Agreement") among the Company and Renaissance Man, Inc., a Texas corporation ("RMI") pursuant to which all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for common stock of the Company. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing, as more fully described in the accompanying Proxy Statement. A copy of the Share Exchange Agreement is attached as Annex A to the Proxy Statement accompanying this Notice.

4. To approve an amendment to and restatement of the Company's Articles of Incorporation to (i) effect a 1 for 100 reverse stock split of all currently outstanding shares of common stock of the Company and (ii) change of the Company's name to American Consolidated Management Group, Inc.

5. To transact such other business as may properly come before such meeting or any adjournments thereof.


         The record date for the meeting is the close of business on April 15, 2002 and only the holders of common stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.


                                              By order of the Board of Directors


                                              /s/ Scott S. Moeller
                                              ----------------------------------
                                              Acting Secretary


May 10, 2002

                         Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT


                        AMERICAN CONSOLIDATED MINING CO.
                          70 West Canyon Road, Suite D.
                               Alpine, Utah 84004


                         ANNUAL MEETING OF SHAREHOLDERS


                             To Be Held June 3, 2002




                                  INTRODUCTION


         This Proxy Statement is being furnished to holders of American Consolidated Mining Co. (the "Company") common stock, par value $0.01 per share, in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Company's offices located at 70 West Canyon Road, Suite D, Alpine, Utah 84004, at 10:00 a.m. (MST) on June 3, 2002, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to shareholders of the Company on or about May 10, 2002.


VOTING AT THE ANNUAL MEETING


         The Board of Directors of the Company (the "Board") has fixed the close of business on April 15, 2002, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 69,998,900 shares of the Company's common stock held by approximately 2,368 holders of record. On the Record Date there were no shares of the Company's common stock were held as treasury stock by the Company. Holders of record of the Company's common stock on the Record Date are entitled to cast one vote per share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum at the Annual Meeting.


         Common stock will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such stock will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A shareholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to American Consolidated Mining Co., 70 West Canyon Road, Suite D. Alpine, Utah 84004, Attention: Mr. Scott S. Moeller, Acting Secretary.

         The directors are elected by a plurality of the votes cast at the meeting in person or by proxy. Approval of the Agreement and Plan of Share Exchange (the "Share Exchange Agreement") requires the affirmative vote of a majority of the shareholders who are present at the meeting in person or by proxy. Approval of the amendments to and restatement of the Company's Articles of Incorporation require the affirmative vote of a majority of the shareholders that are entitled to vote thereon. The Board recommends that holders of the Company's common stock vote FOR the approval of the election of the directors proposed by the Board, the Agreement and Plan of Share Exchange and the amendments to and restatement of the Articles of Incorporation.

                         SUMMARY OF THIS PROXY STATEMENT


         This summary highlights material information in this document. You should carefully read this entire document and the other documents we refer to for a more complete understanding of the transaction.


The Companies

American Consolidated Mining Co.
70 West Canyon Crest Rd., Suite D,
Alpine, Utah 84004
Telephone: (801) 756-1414
Facsimile: (801) 756-5454

         We have no business operations and do not have sufficient funding to meet our short term cash needs. Our business objective is to find a suitable business venture in which to become involved.

Renaissance Man, Inc.
4020 N. MacArthur Blvd., Suite 1222-222
Irving, Texas 75038
Telephone: (864) 250-2107

         Renaissance Man, Inc. ("RMI") was organized for the purpose of promoting and distributing its drink, Aloe Lu-Yu, to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. RMI presently has no business operations and does not have sufficient funding to meet its short term cash needs.


Overview of the Share Exchange Agreement (see pages 18-23)

         If the Share Exchange Agreement is consummated, all of the issued and outstanding shares of RMI stock will be transferred to us in exchange for shares of our common stock. We will not receive any other consideration as part of the transaction and, upon consummation of the transaction, RMI would become a wholly subsidiary of American Consolidated. In the event the Share Exchange Agreement is closed, it will result in a change in control of American Consolidated whereby the stockholders of RMI will own approximately 87% of our issued and outstanding shares immediately after the closing.

Conditions to Consummation of the Share Exchange Agreement (see pages 20-21)


         The obligation of the parties to consummate the Share Exchange Agreement is subject to the satisfaction or waiver of a number of conditions, including:

         o Our directors and shareholders must approve the Share Exchange Agreement;

         o        We must complete a 100 to 1 reverse stock split;

         o We cannot have more than 1,500,000 shares of common stock outstanding immediately prior to the closing;

         o We may have no more than $10,000 in total liabilities on the closing date;

         o We must change our name to "American Consolidated Management Group, Inc.;"

         o RMI, after conducting due diligence, must determine in its sole discretion that our financial condition and our condition otherwise is suitable to RMI and its stockholders;

         o We must determine, in our sole discretion, that the financial condition and condition of RMI otherwise is suitable American Consolidated and our shareholders; and

         o Our officers and directors must resign when the Share Exchange Agreement is consummated and the designees named by RMI must be appointed as the new officers and directors of American Consolidated.


Stock Ownership after Consummation of the Share Exchange Agreement (see pages 21-23)


         If the Share Exchange Agreement is completed, our existing shareholders would own approximately 6% of American Consolidated, our creditors would own approximately 7% of American Consolidated and the RMI stockholders will own approximately 87% of American Consolidated.

Recommendation of the Board of Directors

         Our board of directors believes that the Share Exchange Agreement is advisable and in our best interest and has voted to approve the Share Exchange Agreement and recommends that our shareholders vote FOR the approval of the Share Exchange Agreement.


         In making this determination, the board of directors considered American Consolidated's lack of capital, substantial working capital deficit, inability to conduct business operations due to its financial condition and inability to attract funding. The board had been looking for ways to bring increased value to shareholders under these difficult circumstances. After considering these factors the board determined that the proposed transaction with RMI, while not without substantial risk, is the only opportunity that the board has found that may potentially create shareholder value. The board also considered the fact that if no action was taken then shareholders would likely continue as shareholders in a company with a substantial working capital deficit, no operations, no products and no revenue sources.


Record Date for Voting (see page 1)


         If you owned shares of American Consolidated on April 15, 2002, the record date, you are entitled to receive this document and to vote in connection with the Annual Meeting of Shareholders. Each share of our common stock is entitled to cast one vote per share. Approval of the Share Exchange Agreement requires the affirmative vote of a majority of the shareholders who are present at the meeting in person or by proxy. Approval of the related amendments to and restatement of our Articles of Incorporation require the affirmative vote of a majority of the shareholders that are entitled to vote thereon. The directors are elected by a plurality of the votes cast at the meeting in person or by proxy. Our officers and directors beneficially own approximately 2.3% of our outstanding shares of stock.

Conflicts of Interests of Directors and Executive Officers Relating to the Share Exchange Agreement (see page 21)


         Our directors and executive officers will receive benefits if the Share Exchange Agreement is completed which results in those persons having interests in the Share Exchange Agreement that are different from, or are in addition to, the interests of our shareholders. Each member of the board of directors took into account these interests prior to making their decision. Specifically, as a result of or in connection with the Share Exchange Agreement:

         o Two of our current directors, Messrs. Herschel J. Walker and George E. Mappin, will remain as directors of American Consolidated after the Share Exchange Agreement is closed;

         o        Messrs. Walker and Mappin own a substantial interest in RMI;

         o If the Share Exchange Agreement is consummated, we have agreed to compensate Messrs. William Moeller, Haslam, Holladay, DeNiro, Keith Moeller and Scott Moeller each with an award of

                  10,000 shares of our common stock, after giving effect to the proposed 100 for 1 reverse stock split, as payment for services rendered; and

         o As of December 31, 2001, we had total deferred salaries of $1,776,925. An estimated 740,000 shares of our common stock, after giving effect to the proposed 100 for 1 reverse stock split, will be available to distribute to the our officers and other creditors in cancellation of amounts owed.


Liabilities of American Consolidated (see page 20-21)

         At December 31, 2001, American Consolidated had had $2,591,495 in liabilities. These liabilities were comprised for the following:

         o $1,776,925 was owing for accrued salaries and wages due to officers of the Company;

         o $546,025 in payables and expenses that have accrued over the past decade that are owed to unaffiliated parties;

         o $143,409 in notes payable owed to various non-affiliated individuals;

         o        $93,808 in cash advances are owing to Clifton Mining Company;
                  and

         o $31,328 in non-interest bearing notes payable are owed to directors of American Consolidated.

Tax Consequences (see page 23)


         The exchange of our common stock for RMI common stock is intended to be tax-free to the American Consolidated shareholders for United States federal income tax purposes. Tax matters are very complicated and the tax consequences of the share exchange will depend on your own personal circumstances. You are urged to consult with your tax advisor for a full understanding of all federal, state, local and foreign income and other tax consequences of the share exchange to you.


Accounting Treatment (see page 28)


         We believe that the acquisition of RMI will be accounted for as a "reverse acquisition", and although RMI is deemed to be the acquiring American Consolidated for financial accounting purposes, the legal status of American Consolidated as the parent corporation will not change.

Regulatory Approvals

         We believe that no federal or state regulatory requirements must be complied with by American Consolidated or RMI in order to consummate the transaction other than general compliance with applicable corporation law and state and federal securities law.

Completion and Effectiveness of the Share Exchange

         The share exchange will be completed when all of the conditions to completion of the share exchange are satisfied or waived in accordance with the Share Exchange Agreement. The closing is expected to occur as soon as possible after that time.

Opinion of Financial Advisors

         We have not sought a fairness opinion or any other opinions in connection with this transaction.

Appraisal Rights

         Under Utah law, our shareholders are not entitled to appraisal rights in connection with the Share Exchange Agreement.

                   SELECTED HISTORICAL SUMMARY FINANCIAL DATA

         The following tables present selected historical financial data of American Consolidated, selected historical financial data of RMI and selected unaudited pro forma financial data of the parties, which reflect the consummation of the Share Exchange Agreement.

            American Consolidated Selected Historical Financial Data

         The following selected historical financial data of American Consolidated is only a summary and you should read it in conjunction with American Consolidated's consolidated financial statements and the notes to those financial statements.

                                                                                   Year Ended December 31,
Statement of Operations Data:                                                    2001                   2000
                                                                         ---------------------- ---------------------
    Revenue.......................................................       $                  0   $                 0
    Operating expenses............................................                     12,804                14,680
    Net loss......................................................                    (10,495)              (16,484)
    Loss per share................................................                       (.00)                 (.00)

Balance Sheet Data:
    Current assets................................................       $             17,922   $             29,897
    Total assets..................................................                     30,444                 42,397
    Current liabilities...........................................                  2,591,495              2,586,672
    Total liabilities.............................................                  2,591,495              2,586,672
    Working capital (deficit) ....................................                 (2,573,573)           (2,556,775)
    Stockholder's equity (deficit)................................                 (2,561,051)           (2,544,275)
    Book value per share..........................................                       (.04)                 (.04)
-------------------------------------------------------------------------------------------------------------------

                     RMI Selected Historical Financial Data

         The following selected historical financial data of RMI is only a summary and you should read it in conjunction with RMI's consolidated financial statements and the notes to those financial statements.


                                                                                   Year Ended December 31,
Statement of Operations Data:                                                    2001                   2000
                                                                         ---------------------- ---------------------
    Net Sales.....................................................       $              4,676   $            52,679
    Cost of Sales.................................................                      2,633                84,273
    Operating expenses............................................                  1,008,353               371,602
    Net loss......................................................                 (1,879,626)             (900,606)
    Loss per share................................................                       (.20)                 (.10)

Balance Sheet Data:
    Current assets................................................       $              1,000   $                 0
    Total assets..................................................                    738,982               825,800
    Current liabilities...........................................                  3,706,168             2,273,360
    Total liabilities.............................................                  4,766,168             2,973,360
    Working capital (deficit) ....................................                 (3,705,168)           (2,273,360)
    Organizers' equity (deficit)..................................                 (4,027,186)           (2,147,560)
    Book value per share..........................................                       (.43)                 (.23)
-------------------------------------------------------------------------------------------------------------------


           Summary Unaudited Pro Forma Combined Condensed Consolidated

         Financial Data The following selected unaudited pro forma combined condensed consolidated financial data is only a summary and you should read it in connection with our unaudited pro forma combined condensed consolidated financial statements and notes to those statements included elsewhere in this document.

                                                                                                 For the Year Ended
                                                                                                     December 31,
                                                                                                         2001
                                                                                                ---------------------
Statement of Operations Data:
    Revenues.................................................................................   $             4,676
    Cost of Sales............................................................................                 2,633
    Operating expenses.......................................................................             1,123,790
    Net loss.................................................................................            (1,890,121)
    Loss per share...........................................................................                  (.16)

Balance Sheet Data:
    Current assets...........................................................................   $             1,000
    Total assets.............................................................................               738,982
    Current liabilities......................................................................             3,706,168
    Total liabilities........................................................................             4,766,168
    Working capital (deficit) ...............................................................            (3,705,168)
    Stockholders' equity (deficit)...........................................................            (4,027,186)


                                  RISK FACTORS

         In addition to the other information contained herein, the following factors should be considered carefully by shareholders in deciding whether or not to vote for the approval of the Share Exchange Agreement.

We have a history of losses and may never become profitable.


         We have reported no revenue or sales during the past two years. RMI has reported nominal sales during this period. RMI's business plan may not be commercially viable and RMI may never become profitable. In addition, prospects for profitability will be affected by expenses, operational difficulties and other factors frequently encountered in the development of a business enterprise in a competitive environment, many of which factors may be unforeseen and beyond our control.


We do not have sufficient funding to pay current creditors or execute our business plan.


         We do not have sufficient funding to meet our short or long term capital requirements. We had $982 in cash, had a working capital (deficit) of ($2,573,573) and had liabilities of $2,591,495 as of December 31 2001. RMI had $1,000 in cash, had a working capital (deficit) of ($3,705,168) and had liabilities of $4,766,168 as of December 31 2001. RMI's had $4,676 in net sales during 2001. If the Share Exchange Agreement is consummated, our working capital and other capital requirements for the foreseeable future will vary based upon a number of factors, including the costs associated with the marketing, distributing, manufacturing and selling the Aloe Lu-Ya drink, and revenues generated from the Aloe Lu-Ya drink. We will need additional funds in the immediate future. RMI estimates that it will need to raise at least $5,000,000 in funding in 2002 and $3,000,000 after 2002 to execute its business plan. We have no contractual arrangements or other sources of funds to provide any additional funding during 2002 or thereafter and we may not find additional funding on commercially reasonable terms or at all. If the Share Exchange Agreement is consummated, any inability to obtain additional funding in the immediate future will likely result in our inability to commercialize the Aloe Lu-Ya drink.


The Aloe Lu-Ya drink may not be accepted by the market.


         If the share exchange agreement is consummated and funding is available, we will immediately begin efforts to commercialize the Aloe Lu-Ya drink. The Aloe Lu-Ya drink may not be accepted by the market and its acceptance will depend in large part on how well RMI management has anticipated market demand and consumer taste. There have been no independent market studies to access consumer demand for the Aloe Lu-Ya drink. In 1999 the product was initially launched through Wall Mart. This product launch was a failure. Consumers may not like the Aloe Lu-Ya drink, the drink may not achieve market acceptance and consumers may not buy the drink.


Because we are significantly smaller than the majority of our competitors, we may lack the resources needed to capture market share.


         RMI is engaged in a highly competitive business and will compete directly with firms that have longer operating histories, more experience, substantially greater financial resources, greater size, more substantial marketing organizations, established distribution channels and that are better situated in the market than RMI. Competitors may use their economic strength to influence the market to continue to buy their existing drink products. RMI has no customer base and is likely to encounter a high degree of competition in developing a customer base. One or more of these competitors could use their resources to improve their current drink products or develop new drink products that may compete more effectively with the Aloe Lu-Ya drink. New competitors may emerge and may develop drinks that compete with the Aloe Lu-Ya drink. Such competitors may use their economic strength to influence the market to continue to buy their existing drinks. RMI may not be successful in competing in this industry.

Our directors have potential conflicts of interest in recommending that you vote in favor of approval of the Share Exchange Agreement.

         Our directors who recommend that you vote in favor of the Share Exchange Agreement have compensatory arrangements or interests in RMI that provide them with interests in the share exchange that differ from yours. Following completion of the share exchange, Messrs. Herschel J. Walker and George E. Mappin will remain as directors of American Consolidated. Messrs. Walker and Mappin own a substantial interest in RMI. We have agreed to compensate Messrs. William Moeller, Haslam, Holladay, DeNiro, Keith Moeller and Scott Moeller each with an award of 10,000 shares of our common stock, after giving effect to the proposed 100 for 1 reverse stock split, as payment for services rendered is the Share Exchange Agreement is consummated. As of December 31, 2001, we had total deferred salaries of $1,776,925. An estimated 740,000 shares of our common stock, after giving effect to the proposed 100 for 1 reverse stock split, will be available to distribute to the our officers and other creditors in cancellation of amounts owed. The receipt of compensation or other benefits in the share exchange may influence our directors in making their recommendation that you vote in favor of the Share Exchange Agreement.

Failure to complete the share exchange could cause our stock price to decline.

         If the share exchange is not completed for any reason, our stock price may decline because costs related to the share exchange, such as legal and accounting fees, must be paid even if the share exchange is not completed. In addition, if the share exchange is not completed, our stock price may decline to the extent that the current market price reflects a market assumption that the share exchange will be completed.

If the conditions to the share exchange are not met, the share exchange will not occur.


         Specified conditions described under the heading "The Transaction" on page 20 must be satisfied or waived to complete the share exchange. These conditions are described in detail in the Share Exchange Agreement. These conditions may not be satisfied. If the conditions are not satisfied or waived, the share exchange will not occur or will be delayed.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.       Election of Directors

Board of Directors

         The Company's Board is comprised of six directors who serve for annual terms and are elected at the annual meeting of shareholders. The Board has nominated the following persons for election to the Board: John M. DeNiro, Steven J. Haslam, Robert J. Holladay, William D. Moeller, Herschel J. Walker and George E. Mappin. All of the nominees are currently serving on Board. Messrs. Walker and Mappin were appointed to the Board after the execution of the Share Exchange Agreement. Their Board appointments were not required as part of the Share Exchange Agreement, but the Board determined that their appointments in advance of the closing of the Share Exchange Agreement was advisable so that in the event the Share Exchange Agreement is approved there will be some continuity in the composition of the Company's Board.

         Unless otherwise specified, proxy votes will be cast for the election of the nominee as a director. If the nominee should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominee. Shareholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement. Election of the nominee director requires the affirmative vote of a plurality of the votes cast at the meeting for the election of directors.

         The following pages contain information concerning the nominee and the directors whose terms of office will continue after the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN.




                (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

Description of Business

Business Development

         American Consolidated Mining Co. (the "Company or "Registrant") was incorporated on November 5, 1980 under the name American Consolidated Mines Co. On November 24, 1980 the Company's name was changed to American Consolidated Mining Co.

         From inception through 1994, the Company was engaged in the mining business. The Company's efforts in the mining business were unsuccessful and from 1994 to date the Company has had no mining or other current business operations. The Company currently owns eight patented mining claims located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property. The Company does not intend to explore these claims. Rather, subject to shareholder approval, the Company intends to transfer these claims to one or more debtors in exchange for the release of Company debts.

         On June 3, 1993, Clifton Mining Company ("Clifton") was incorporated under the laws of the State of Utah. Upon formation, Clifton issued to the Company common stock and preferred stock, which represented all of the issued and outstanding equity securities of Clifton. In consideration for the Clifton securities, Company transfer to Clifton various patented and unpatented mining claims located in Tooele County, Clifton Mining District, Utah (the "Clifton Claims"). The Clifton Claims consist of approximately one square mile of mining property located about nine miles southeast of the townsite of Goldhill, State of Utah. Since 1993 the Company has transferred a substantial number of its Clifton shares to various parties in consideration of lien cancellations, repayment of Company debt and payment of other Company obligations. The Company no longer owns a significant percentage of Clifton's outstanding equity securities.

         The Company defaulted in the payment of certain amounts owed to a creditor which amounts were secured by approximately twenty patented and eighty-five unpatented mining claims. In 1998, the creditor foreclosed on the mining claims, leaving the Company with only the eight patented mining claims that it current holds in the Clifton Mining District.

         The Company has a working capital deficiency, an accumulated deficit, incurred an operating loss, and substantial liabilities. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Business of Issuer

         The Company has no mining or other current business operations. The Company's business plan is to seek one or more potential business ventures that, in the opinion of management, may warrant involvement by the Company. The Company recognizes that because of its limited financial, managerial and other resources, the type of suitable potential business ventures which may be available to it will be extremely limited.

         In July 2001, RMI entered into the Share Exchange Agreement with the Company. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties,
(v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction, and
(vii) the resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the

Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company.

         In May 1998, the Company entered into a non-interest bearing Revolving Loan Agreement with Clifton Mining Company. The Company owns less than one percent of the outstanding shares of Clifton Mining Company. Under the terms of the agreement, Clifton Mining Company agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $250,000. As of December 31, 2001 the principal amount of $93,808 was owing under the Revolving Loan Agreement. Clifton Mining Company may refuse to lend additional amounts in its sole and absolute discretion under the Revolving Loan Agreement. Principal is due and payable in a single balloon payment on May 6, 2002. The Company and Clifton Mining Company are discussing the possibility of the Company transferring to Clifton Mining Company the eight patented mining claims, subject to the related liabilities, that the Company currently owns that are located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property and other assets. In consideration therefore, Clifton Mining Company would forgive the Company from all amounts owing to Clifton Mining Company.

         RMI was organized in July 1997 and is privately held. RMI is a marketing company that is in the development stage that expects to focus on selling health drinks, jerky and other products. As of June 30, 2001, RMI had $3,706,168 in current liabilities, $4,766,168 in total liabilities and $738,982 in total assets. RMI had nominal sales for the six month period ending on June 30, 2001.

         The Company currently employs five management officers who work for the Company on a part time basis. The Company's CEO, President, Vice-Presidents, Secretary and Treasurer and acting Secretary and controller spend approximately 5%, 1%, 5%, 1% and 5% percent of their time, respectively, working for the Company. The Company has no other employees. The Company presently maintains its business office at 70 West Canyon Crest Rd., Suite D, Alpine, Utah 84004.

Description of Property

         The Company currently owns eight patented mining claims located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of unimproved property. The Company does not intend to explore these claims and has conducted no mining activities on these claims. Rather, subject to shareholder approval, the Company intends to transfer these claims to one or more debtors in exchange for the release of such obligations.

         The Company holds fee simple title to six of said claims free and clear of any debt obligations. The Company has financed the purchase of its remaining two patented claims. The total purchase price for these claims was $43,791. Floyd Myers, the seller, financed the Company's purchase of these patents and the Company is obligated to pay at least $700 per month toward the purchase price thereof. The obligation is non-interest bearing (although an 8% imputed interest rate has been assumed in the financial statements) and the obligation is payable on demand. The Company currently does not have sufficient capital to service this obligation and is in default on the obligation. At December 31, 2000, approximately $65,000 in principle and interest was owing on this obligation.

          The claims are comprised of quartz-adularia-beryllium enriched veins associated with thrust faulting in both altered quartz monzonite and a sedimentary package of silty and shaley rocks. Access if via all-weather dirt and gravel roads. The roads are generally passable with a high-entered two-wheel drive vehicles, but a four wheel drive is generally needed to access to property.

         No depletion has been taken with respect to any of the Company's mining claims. In addition, the Company has not recorded any amount in its balance sheet for mining claims or mine exploration costs as further described in Note 14 of the Company's audited financial statements.

Legal Proceedings

         The Company is not a party to, nor are its properties the subject of, any pending legal proceedings.

Market for Common Equity and Related Stockholder Matters.

Market Information

         The Company's common stock (the "Common Stock") is quoted on the NASD Over-the-Counter market under the symbol "ACMG." The following table sets forth the high and low bid information of the Common Stock for the periods indicated which information was obtained from America Online and its information service providers. It should be understood that such over the counter market quotations reflect inter-dealer prices without retail mark-up, mark-down or commission, and the quotations may not reflect any actual market transactions in the Common Stock.

         Quarter Ended                                  High              Low
         -------------                                  ----              ---
         2000
         ----
         March 31..............................          $.01             $.00
         June 30...............................          $.01             $.00
         September 30..........................          $.00             $.00
         December 31...........................          $.00             $.00

         2001
         ----
         March 31..............................          $.00             $.00
         June 30...............................          $.00             $.00
         September 30..........................          $.00             $.00
         December 31...........................          $.06             $.00


Holders

         As of the record date there were approximately 2,366 holders of record of the Company's common stock.

Dividends

         The Company has not declared any cash dividends within the past two years on its common stock. The Company does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize available funds, if any, in furtherance of its business plan.

Management's Discussion and Analysis or Plan of Operation

         The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of the Company's consolidated results of operations and financial condition. The discussion should be read in conjunction with the consolidated financial statements and notes thereto.

Plan of Operation

         The Company had $982 in cash and $2,591,495 in current liabilities as of December 31, 2001. Working capital (deficit) as of December 31, 2001 was ($2,573,573) as compared to ($2,556,775) at December 31, 2000. The Company had no revenues in the past two fiscal years. The Company had a shareholders' deficit of ($2,561,051) at December 31, 2001 and net losses of ($10,495) and ($16,484) for the years ended December 31, 2001 and 2000, respectively.

         The Company has no business operations, and very limited assets or capital resources. The Company's business plan is to seek one or more potential business ventures that, in the opinion of management, may warrant involvement by the Company. The Company recognizes that because of its limited financial, managerial and other resources, the type of suitable potential business ventures which may be available to it will be extremely limited.

         In July 2001, RMI entered into the Share Exchange Agreement with the Company. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties,
(v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction, and
(vii) the resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company.

         In May 1998, the Company entered into a non-interest bearing Revolving Loan Agreement with Clifton Mining Company. The Company owns less than one percent of the outstanding shares of Clifton Mining Company. Under the terms of the agreement, Clifton Mining Company agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $250,000. As of December 31, 2001 the principal amount of $93,808 was owing under the Revolving Loan Agreement. Clifton Mining Company may refuse to lend additional amounts in its sole and absolute discretion under the Revolving Loan Agreement. Principal is due and payable in a single balloon payment on May 6, 2002. The Company and Clifton Mining Company are discussing the possibility of the Company transferring to Clifton Mining Company the eight patented mining claims, subject to the related liabilities, that the Company currently owns that are located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property and other assets. In consideration therefore, Clifton Mining Company would forgive the Company from all amounts owing to Clifton Mining Company.

         RMI was organized in July 1997 and is privately held. RMI is a marketing company that is in the development stage that expects to focus on selling health drinks. RMI had $1,000 in cash, $3,706,168 in current liabilities and $4,766,168 in total liabilities as of December 31, 2001. Its working capital (deficit) as of December 31, 2001 was ($3,705,168). RMI had net sales of $4,676 and $52,679 in 2001and 2000, respectively. RMI had net losses of ($1,879,626) and ($900,606) in 2001 and 2000, respectively.

         The Company does not have sufficient funding to meet its short term cash needs. Management has expressed an intent that to the extent necessary the Company will seek to raise additional funds through the sale of equity securities or by borrowing funds until a suitable business venture can be completed. There are no arrangements in place whereby the Company could sell equity securities or borrow funds. In addition, the Company has very little authorized capital available from which it may sell equity securities. There is no assurance that the Company will be able to successfully identify and/or negotiate a suitable potential business venture or raise additional funds.

         The Company has a working capital deficiency, an accumulated deficit and substantial liabilities. The Company has experienced net losses and does not have revenues during the past two years. During the past two years the Company has had no business operations. In light of these circumstances, the ability of the Company to continue as a going concern is significantly in doubt. The attached financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Identify Directors and Executive Officers

         Set forth below is certain information concerning each of the directors and executive officers of the Company as of May 2, 2002:



                                                                    With Company
         Name          Age              Position                        Since
         ----          ---              --------                    ------------
William D. Moeller     64     Director and Chief Executive Officer      1981

Steven J. Haslam       61     Director and President                    1982

Robert J. Holladay     53     Director and Vice-President               1983

John M. DeNiro         61     Director, Secretary and Treasurer         1986

Keith W. Moeller       40     Vice-President                            1981

Scott S. Moeller       38     Acting Secretary and Controller           1990

Herschel J. Walker     39     Director                                  2001

George E. Mappin       53     Director                                  2001
---------------

         William D. Moeller. Mr. Moeller has been with the Company since 1981. He a director and the Chief Executive Officer of the Company. His principal occupation for the past five years was acting as the Chief Executive Officer of the Company and president of Clifton Mining Company. Mr. Moeller spends approximately five percent of his time working for the Company. Mr. Moeller holds no other directorships in reporting companies.

         Steven J. Haslam. Mr. Haslam has been with the Company since 1982. He is the President and a director of the Company. His principal occupation for the past five years has been acting as a sales representative for Paragon Press. Mr. Haslem spends approximately one percent of his time working for the Company. He graduated from the University of Utah with a Bachelors of Science degree in Fine Arts. Mr. Haslam holds no other directorships in reporting companies.

         Robert J. Holladay. Mr. Holladay has been with the Company since 1983. He is a Vice-President and director of the Company. His principal occupation for the past five years was acting as the Vice-President of Clifton Mining Company and as a managing partner of Resource Recycling. Mr. Holladay spends approximately one percent of his time working for the Company. He graduated from Brigham Young University with a Bachelors of Science degree in Chemistry and a Masters in Business Administration. Mr. Holladay holds no other directorships in reporting companies.

         John M. DeNiro. Mr. DeNiro has been with the Company since 1986. He is the Secretary, Treasurer and a director of the Company. His principal occupation for the past five years was acting as the Chief Financial Officer of American Asphalt and Grading Company. Mr. DeNiro spends approximately one percent of his time working for the Company. He graduated from the University of Utah with a Bachelors of Science degree in Accounting. Mr. DeNiro holds no other directorships in reporting companies.

         Keith W. Moeller. Mr. Moeller has been with the Company since 1981. He is a Vice-President of the Company. His principal occupation for the past five years was acting as the Vice-President of Clifton Mining Company. Mr. Moeller spends approximately five percent of his time working for the Company. He graduated from Brigham Young University with a Bachelors of Science degree in Business. Mr. Moeller holds no other directorships in reporting companies.

         Scott S. Moeller. Mr. Moeller has been with the Company since 1990. He is the acting Secretary and the Controller of the Company. Mr. Moeller's principal occupation for the past five years was acting as a Vice-President of Clifton Mining Company. Mr. Moeller spends approximately five percent of his time working for the Company. He graduated from Brigham Young University with a Bachelors of Science degree in Accounting. Mr. Moeller holds no other directorships in reporting companies.


         Herschel J. Walker. Mr. Walker was appointed to the Company's Board in 2001. From 2000 to present Mr. Walker has acted as the Chairman of Renaissance Man, Inc., a Texas corporation ("RMI"). Mr. Walker has been actively involved with RMI as a shareholder and director since its creation in 1997. His principal occupation for the past five years has been acting as spokesman for the health drink Aloe Lu-Ya and serving as an officer and director of RMI. Mr Walker attended the University of Georgia and enjoyed an extremely successful career as a professional football player. Mr. Walker is currently a member of HealthSouth's Sports Medicine Counsel. Mr. Walker holds no other directorships in reporting companies.


         George E. Mappin. Mr. Mappin was appointed to the Company's Board in 2001. From 1969 to present Mr. Mappin's principal occupation for the past five years has been acting as the Chairman of Mappin Industries, Inc. Mappin Industries, Inc. is a custom drapery and bedspread manufacturer, providing design, manufacture and installation services to hospitality-based concerns. Mr. Mappin holds no other directorships in reporting companies.

Significant Employees

         The Company has no significant employees.

Family Relationships

         William D. Moeller, the Company's Chief Executive Officer, is the father of Keith W. Moeller, a Vice-President of the Company, and Scott S. Moeller, the acting Secretary and Controller of the Company.

Involvement in Certain Legal Proceedings

         The executive officers and directors of the Company have not been involved in any material legal proceedings which occurred within the last five years of any type as described in Regulation S-B.

Board Committees

         The Board has not established an Executive Committee, Audit Committee, Compensation Committee, Nominating Committee or any other committee of the Board.

Board Meetings and Directors' Attendance

         The Board held no meetings and took action by unanimous consent on two occasions during the fiscal year ended December 31, 2001. No incumbent director attended fewer than 75 percent of the Board meetings held while any such person was serving as a director during the year ended December 31, 2001.

Certain Relationships and Related Transactions

         In May 1998, the Company entered into a non-interest bearing Revolving Loan Agreement with Clifton Mining Company. The Company owns less than one percent of the outstanding shares of Clifton Mining Company. Under the terms of the agreement, Clifton Mining Company agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $250,000. As of December 31, 2001 the principal amount of $93,808 was owing under the Revolving Loan Agreement. Clifton Mining Company may refuse to lend additional amounts in its sole and absolute discretion under the Revolving Loan Agreement. Principal is due and payable in a single balloon payment on May 6, 2002. The Company and Clifton Mining Company are discussing the possibility of the Company transferring to Clifton Mining Company the eight patented mining claims, subject to the related liabilities, that the Company currently owns that are located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property and other assets. In consideration therefore, Clifton Mining Company would forgive the Company from all amounts owing to Clifton Mining Company.


         As of December 31, 2001, $1,776,925 of the Company's $2,591,495 in
liabilities related to deferred salaries. To close the Share Exchange Agreement the Company is required to reduce its debt to $10,000. To reduce its debt the Company intends to issue restricted common stock to the creditors in private transactions in exchange for full satisfaction of the amounts owed. As of the Record Date, there were approximately 69,998,900 shares of the Company's $.01 par value common stock outstanding of the 70,000,000 shares of authorized common stock. Assuming shareholder approval and effectiveness of the 1 for 100 reverse stock split, as described in Item 3, there will be approximately 700,000 shares of common stock outstanding. The Company then intends to issue 10,000 shares of the Company's common stock to six of its officers and directors for services rendered. At the closing date of the Share Exchange Agreement the Company can have no more then 1,500,000 shares of common stock outstanding. That means the Company will have approximately 740,000 shares of common stock remaining to negotiate in private transactions for the forgiveness of the remaining debts. Because $1,776,925 of the Company's liabilities relate to deferred salaries, it is expected that a substantial portion of these shares will be issued to officers and directors in satisfaction of the deferred salary obligations. There can be no assurance that the Company will be successful in reducing its liabilities to $10,000. See "The Transaction" on page 20 for a more extensive description of the break-down of shares anticipated in preparation for the closing of the Share Exchange Agreement.


Change in Control

         In July 2001, the Company entered into the Share Exchange Agreement with RMI. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties,
(v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction, and
(vii) the resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company. See "Item 2. Approval of the Share Exchange Agreement."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officer, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the lack of forms provided to the Company, the Company believes that, other than Messrs. Walker and Mappin who serve as directors of the Company, none of the Company's executive officers or other directors have ever filed initial reports of ownership or reports of changes in ownership.

Executive Compensation

         The table below set forth certain information concerning compensation paid by the Company to its Chief Executive Officer and all other executive officers with annual compensation in excess of $100,000 (determined for the year ended December 31, 2001) (the "Named Executive Officers"). The table include information related to stock options granted to the Named Executive Officers.

         Summary Compensation Table. The following table provides certain information regarding compensation paid by the Company to the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation                 Long-Term Compensation Awards
                                            -------------------                 -----------------------------
                                                                             Restricted    Stock                    All Other
       Name and                                             Other Annual     Stock        Options/     LTIP       Compensation
   Principal Position     Year   Salary ($)   Bonus ($)    Compensation($)   Awards ($)    SAR(#)    Payouts($)       ($)
   ------------------     ----   ----------   ---------    ---------------   ----------    ------    ----------       ---
William D. Moeller        1999   $6,000 (1)      ---             ---            ---         ---         ---           ---
CEO                       2000   $4,500 (1)      ---             ---            ---         ---         ---           ---
                          2001   $6,000 (1)      ---             ---            ---         ---         ---           ---
---------------

(1) The Company has not had sufficient funds to pay all of Mr. Moeller's salary, the unpaid portion of which has accrued from late 1980 at the rates of $4,500 to $60,000 per year. In 2001, Mr. Moeller received a $20,000 payment toward the accrued amounts owing. He has received no other salary payments during the past three years. The amount deferred at December 31, 2001 for William D. Moeller was approximately $989,350. As of December 31, 2001, no interest had been accrued on the deferred amount. In addition, total deferred salaries for the Company, including the above amount, at December 31, 2001 was $1,776,925.

Compensation of Directors

         No cash fees or other consideration was paid to directors of the Company by the Company for service on the Board during 1994 through the date hereof because of the lack of funding. The Company has agreed to compensation Messrs. William Moeller, Haslam, Holladay and DeNiro with an award of 10,000 shares of common stock (after giving effect to the proposed 100 for 1 reverse stock split) as payment for services rendered which shares are in addition to the amount of deferred compensation that is owing. However, no stock compensation will be paid until and unless the Company closes on the Share Exchange Agreement. No other arrangements have been made with respect to future compensation. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members.

Employment Agreements

         The Company does not have employment agreements with any of its officers or employees. The Company has not had sufficient funds to pay the salaries for its officers since prior to 1994. As a result, the salary obligations have been deferred until the Company has the ability to pay the amounts owed. The amount deferred at December 31, 2001 was $1,776,925. At present, no interest has been accrued on the deferred amount. The Company has, however, agreed to compensation Messrs. Keith Moeller and Scott Moeller with an award of 10,000 shares of common stock (after giving effect to the proposed 100 for 1 reverse stock split) as payment for services rendered which shares are in addition to the amount of deferred compensation that is owing. However, the stock compensation will not be paid unless the Company closes on the Share Exchange Agreement.

Compensation Committee Interlocks and Insider Participation

         No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

2. Approval of the Share Exchange Agreement

THE PRINCIPAL TERMS OF THE TRANSACTION ARE SET FORTH IN THE SHARE EXCHANGE AGREEMENT, A COPY OF WHICH IS SET FORTH AS ANNEX A HERETO AND IS MADE A PART OF THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION SETS FORTH A DESCRIPTION OF MATERIAL TERMS OF THE SHARE EXCHANGE AGREEMENT AND IS QUALIFIED BY THE MORE COMPLETE INFORMATION SET FORTH IN THE SHARE EXCHANGE AGREEMENT.

Purpose and Background of the Transaction

         From inception through 1994, the Company was engaged in the mining business. The Company's efforts in the mining business were unsuccessful and from 1994 to date the Company has had no mining or other current business operations. The Company currently owns eight patented mining claims located in Tooele County, Clifton Mining District, Utah, on approximately 133 acres of property. The Company does not intend to explore these claims and has not conducted any mining on these claims. Rather, subject to shareholder approval, the Company intends to transfer these claims to one or more debtors in exchange for the release of Company debts.

         The Company has no business operations. The Company does not have sufficient funding to meet its short term cash needs. There are no arrangements in place whereby the Company could sell equity securities or borrow funds to raise additional capital. In addition, the Company has very little authorized capital available from which it may sell equity securities.

         The Company has a working capital deficiency, an accumulated deficit and substantial liabilities. The Company has experienced net losses and does not have revenues during the past two years. In light of these circumstances, the ability of the Company to continue as a going concern is significantly in doubt. The Company's attached financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company's business plan is to seek one or more potential business ventures that, in the opinion of management, may warrant involvement by the Company. The Company recognizes that because of its limited financial, managerial and other resources, the type of suitable potential business ventures that may be available to it may be extremely limited. The Company's principal business objective has been to seek long-term growth potential in the business venture in which it participates rather than to seek immediate, short-term earnings. In seeking to attain the Company's business objective, it has not restricted its search to any particular business or industry. There can be no assurance that the Company will be successful in achieving this objective.

         In furtherance of the Company's objective to find a suitable business venture in which to become involved, in July 2001, the Company entered into the Share Exchange Agreement with RMI. RMI was organized for the purpose of commercializing its Aloe Lu-Yu drink. If the transaction is completed, the Company, through RMI as a wholly owned subsidiary, will be seeking to promote the Aloe Lu-Yu drink to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. At present, RMI has no business operations. There can be no assurance that the Company and RMI will be successful in achieving their business objective. See "--Risk Factors" and "RMI Managements' Discussion and Analysis or Plan of Operation."

Factual Background and Negotiations

         The Company understands that RMI engaged the services of Associated Business Consultants, Houston, Texas, to assist them in locating and identifying a public company seeking a merger. Associated Business Consultants, and their counsel, Wallace Rutland, contacted several merger candidates, including the Company. After introductions in March 2001, management of and advisors to RMI and the Company held numerous discussions relating to a reorganization involving RMI and the Company. Negotiations and discussions on behalf of the Company have been conducted primarily through William Moeller and Scott Moeller. Negotiations and discussion on behalf of RMI from March 2001 through September 2001 were handled primarily through Wallace J. Rutland and Bob Pennington, advisors to RMI. Negotiations and discussions and discussions on behalf of RMI after September 2001 were handled primarily through George Mappin and Brian Holden.


         In an initial letter from Wallace J. Rutland, dated May 18, 2001, it was proposed that the Company conduct a reverse split and then acquire 100% of the stock of RMI in a reorganization involving the two companies. The Company currently has 69,998,900 shares issued and outstanding and has 70,000,000 shares authorized. The purpose of the reverse stock split is to free up additional shares for issuance in connection with the proposed Share Exchange Agreement. In numerous telephone conversations between Company management and RMI's advisors, the parties negotiated the general terms of the transaction.


         In June 2001, the Company consulted with its counsel regarding its duties and obligations in connection with the proposed transaction. The parties then prepared the Share Exchange Agreement that was executed in June 2001. The Share Exchange Agreement is subject to a number of contingencies, including (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties, (v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction,
(iv) satisfactory completion of due diligence by the parties and (vii) the resignation of all of the Company's officers and directors at the closing and the appointment of the designees named by RMI.


         Due diligence was conducted beginning in June through November 2001. During this period there was frequent contact between the parties. There was significant discussion regarding the amount of debt on RMI's balance sheet. Representatives of RMI assured the Company a number of times that at or soon after the closing date RMI would have no debt. The following non-exclusive methods of eliminating the debt were proposed: (i) RMI considered raising funds from third-parties to pay off the debts, (ii) RMI considered raising funds from its stockholders to pay off the debts and (iii) RMI considered negotiating for the cancellation of the debt through the issuance of RMI shares. Although discussions continued for some time regarding this matter, RMI did not implement a plan to reduce its outstanding debt. Ultimately, the Company and RMI did not reach terms regarding RMI's outstanding debt and the Company elected to move forward with the transaction in spite of RMI's significant outstanding debt. The board of directors elected to move forward because it did not see any viable alternative that may create value for the Company's shareholders. See "Recommendation of the Board of Directors" at page 3.

         In an attempt to reduce the Company's outstanding debt of $10,000, the Company intends to issue restricted common stock to its creditors in private transactions in exchange for full satisfaction of the amounts owed. See "The Transaction" on page 20 below for a complete discussion on how the Company will attempt to accomplish the required debt reduction.


         In December 2001, Messrs. Mappin and Holden suggested that Messrs. Mappin and Walker be appointed to the Company's board of directors. It was suggested that this occur to provide continuity in the event that the Share Exchange Agreement was approved by the Company's shareholders and consummated. Messrs. Mappin and Walker were subsequently appointed to the Company's board.

         In 2001, RMI provided the Company with approximately $18,000 to assist it in offsetting some of the costs associated with this transaction and in 2002 $15,000 was provided to the Company for the same purpose. Other than the advance of such funds, the obligations set forth in the Share Exchange Agreement and as otherwise described in this Proxy Statement, the Company has not entered into any agreements, understandings or arrangements with RMI or its officers or directors that are not otherwise described herein. The Company has not entered into any agreements, understandings or arrangements with Wallace Rutland, Bob Pennington or Associated Business Consultants regarding the Share Exchange Agreement or any matter relating thereto.

The Transaction

         Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. The Company will not receive any other consideration as part of the transaction. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties, (v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction, and (vii) the resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the historical shareholders of the Company.


         As of December 31, 2001, the Company's liabilities totaled $2,591,495, its working capital (deficit) was ($2,573,573) and it had a shareholders' deficit of ($2,561,051). The Company also had net losses of ($10,495) and ($16,484) for the years ended December 31, 2001 and 2000, respectively. As of December 31, 2001, the Company's liabilities were comprised of payables and accrued expenses of $546,025, notes payable of $143,409 and related party payables of $1,902,061, $1,776,925 of which represents deferred salaries.


         To reduce the remaining debt the Company intends to issue restricted common stock to the creditors in private transactions in exchange for full satisfaction of the amounts owed. As of the Record Date, there were approximately 69,998,900 shares of the Company's $.01 par value common stock outstanding of the 70,000,000 shares of authorized common stock. Assuming shareholder approval and effectiveness of the 1 for 100 reverse stock split, as described in Item 3, there will be approximately 700,000 shares of common stock outstanding. The Company then intends to issue 10,000 shares of the Company's common stock to six of its officers and directors for services rendered. At the closing date of the Share Exchange Agreement the Company can have no more then 1,500,000 shares of common stock outstanding. That means the Company will have approximately 740,000 shares of common stock remaining to negotiate in private transactions for the forgiveness of the remaining debts. Because $1,776,925 of the Company's liabilities relate to deferred salaries, it is expected that a substantial portion of these shares will be issued to officers and directors in satisfaction of the deferred salary obligations. There can be no assurance that the Company will be successful in reducing its liabilities to $10,000.

         At the closing of the Share Exchange Agreement, the Company is expected to have the following approximate numbers of shares of common stock outstanding, assuming (i) completion of the 1 for 100 reverse stock split, (ii) issuance of 60,000 shares of shares of common stock to certain officers and directors of the Company after the reverse stock split, (iii) issuance of approximately 740,000 shares of common stock to creditors of the Company after the reverse stock split and (iv) issuance of 10,000,000 shares of common stock to the shareholders of RMI pursuant to the terms of the Share Exchange Agreement:

                                                                     Percentage
                                                    Shares of       of the Total
     Class of Shareholder                         Common Stock      Outstanding
     --------------------                          -----------     -------------
Historical Shareholders of the Company                700,000            6%
New Shares Issued to Officers and Directors (1)        60,000             *
Creditors of the Company (2)                          740,000            7%
Historical Shareholders of RMI                     10,000,000           87%
                                                   ----------
Total                                              11,500,000

* Less than 1%.

(1) The Company's officers and directors also own shares that are included in the "Historical Shareholders of the Company."
(2) At December 31, 2001, the Company had $2,591,495 in liabilities. These liabilities were comprised for the following: (i) $1,776,925 was owing for accrued salaries and wages due to officers of the Company; (ii) $546,025 in payables and expenses that have accrued over the past decade that are owed to unaffiliated parties, (iii) $143,409 in notes payable owed to various non-affiliated individuals, (iv) $93,808 in cash advances are owing to Clifton Mining Company and (v) $31,328 in non-interest bearing notes payable are owed to directors of the Company. As a result, it is expected that a substantial portion of the shares that are included in this line item will be issued to officers in satisfaction of the deferred salary obligations.

Shares Issuable to Officers and Directors in Connection with the Transaction

         Please note that 60,000 of the shares referenced in the prior table will be issued to current officers and directors of the Company and a substantial portion of the 740,000 shares referenced in the prior table are expected to be issued to current officers and directors of the Company in connection with the proposed transaction. Please also note that two of the Company's current directors, Messrs. Walker and Mappin, will each receive a substantial interest in the Company subsequent to completion of the proposed share exchange. See "Security Ownership of Management and Certain Beneficial Owners" which details the number of shares to be received by Messrs. Walker and Mappin.

Potential Conflicts of Interest

         The Company's directors and executive officers will receive benefits if the Share Exchange Agreement is completed which results in those persons having interests in the Share Exchange Agreement that are different from, or are in addition to, the interests of the Company's shareholders. Specifically: (i) two directors of the Company, Messrs. Herschel J. Walker and George E. Mappin, will remain as directors of the Company after the Share Exchange Agreement is closed;
(ii) Messrs. Walker and Mappin own a substantial interest in RMI; (iii) if the Share Exchange Agreement is consummated, the Company has agreed to compensate Messrs. William Moeller, Haslam, Holladay, DeNiro, Keith Moeller and Scott Moeller each with an award of 10,000 shares of our common stock, after giving effect to the proposed 100 for 1 reverse stock split, as payment for services rendered; and (iv) after giving effect to the proposed 100 for 1 reverse stock split, will be an estimated 740,000 available to distribute to the our officers, who are presently owed approximately $1,776,925 in deferred salaries, and other creditors in cancellation of amounts owed.

Security Ownership of Management and Certain Beneficial Owners

         The Company has one class of capital stock authorized, namely 70,000,000 shares of $.01 par value common stock. As of December 31, 2001, the Company had 69,998,900 shares of common stock outstanding no person was known by the Company to beneficially own more than 5 percent of the Company's outstanding common stock at that date.

         The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of the December 31, 2001 for: (i) each of the Company's directors, (ii) each of the Company's Named Executive Officers, (iii) all Company directors and executive officers as a group and (iv) each person who is known by the Company to beneficially own more than five percent of the Company's common stock. All numbers are stated on a post 1 for 100 reverse stock split basis.

                                       Beneficial Ownership         Beneficial Ownership After
                                           as of 3/25/02                 Share Exchange(2)
                                     ----------------------------  -----------------------------
     Name and Address                 Shares          Percentage      Shares        Percentage     Position with
  of Beneficial Owner(1)               Owned           of Class        Owned        of Class(3)      Company (4)
  ----------------------             ----------      ------------   -----------     -----------   ------------------
William D. Moeller                       1,000               *          11,000               *     Director and CEO


Steven J. Haslam                        12,910            1.32%         22,910               *     Director and
                                                                                                   President

Robert J. Holladay                       1,978               *          11,978               *     Director and
                                                                                                   Vice-President

John M. DeNiro (5)                           4               *          10,004               *     Director,
                                                                                                   Secretary and
                                                                                                   Treasurer

Keith W. Moeller                           222               *          10,222               *     Vice-President

Scott S. Moeller                            26               *          10,026               *     Acting Secretary
                                                                                                   and Controller

Herschel J. Walker                           0               *       1,069,519            10.7%    Director

George E. Mappin                             0               *       1,069,519            10.7%    Director

Executive Officers and Directors        16,140            2.31%      2,215,178            22.2%
as a Group (eight persons)
                                                                                                   Position with RMI
                                                                                                   -----------------

Jack Shaw                                    0               *       1,069,519            10.7%    Director

Brian K. Holden (6)                          0               *       1,069,519            10.7%    Director

Herschel J. Walker                           0               *       1,069,519            10.7%    Chairman and
                                                                                                   President

G. Diane McKnight                            0               *       1,069,519            10.7%    Director,
                                                                                                   Secretary and
                                                                                                   Treasurer

George E. Mappin                             0               *       1,069,519            10.7%    Director

Myka Dean                                    0               *       1,069,519            10.7%

Judith T. Lauterbach                         0               *       1,069,519            10.7%

Aloe Commodities International, Inc.         0               *       1,069,519            10.7%

Jerrilyn Brennan                             0               *         534,750             5.3%

Deanna Brennan                               0               *         534,750             5.3%

* Less than 1%.
------------------

(1) Except where otherwise indicated, the addresses of the Company's officers and directors, excluding Messrs. Walker and Mappin, is deemed to be the same address as the Company and the addresses of Messrs. Walker and Mappin and the other beneficial owners is deemed to be the same address as RMI.
(2) These columns also assumes (i) the closing of the Share Exchange Agreement, including the issuance of 10,000,000 post-split shares to the RMI shareholders, (ii) the issuance of 60,000 post-split shares to the certain of the Company's officers and directors and (iii) the issuance of approximately 740,000 post-split shares of common stock to creditors of the Company, resulting in total outstanding shares for purposes of these columns of 12,500,000 shares.
(3) No attempt has been made to account for the shares of common stock that may go to any given creditor, including employees of the Company, due to the fact that these amounts are all subject to negotiation. It is expected, however, that a substantial number of the 740,000 shares that will be available for creditors will go to employees of the Company because more than one-half of the Company's liabilities are comprised of deferred salaries.
(4) These are positions held prior to the closing of the Share Exchange Agreement. When the Share Exchange Agreement is closed the current officers and directors of the Company will resign their positions and the nominees of RMI will be appointed as the new officers and directors of the Company. RMI has not designated who the replacement officers and directors.
(5) Does not include 3,915 shares of common stock that are held by various family members of Mr. DeNiro for which Mr. DeNiro disclaims beneficial ownership.
(6) These shares are held by Iconn Investments, LLC, and Mr. Holden is a member of that company. Iconn Investments, LLC has agreed to transfer 10% of these shares to another party.

Directors and Officers of the Company Following the Transaction

         The Share Exchange Agreement provides, among other things, that at the closing of the transaction the officers and directors of the Company will resign from their offices and RMI's nominees will be elected as the directors and officers of the Company. RMI has not identified the nominees it will elect as the officers and directors of the Company.

Tax Consequences to Company Shareholders

         The exchange of the Company's common stock for RMI common stock is intended to be tax-free to the Company's shareholders for United States federal income tax purposes. Tax matters are very complicated and the tax consequences of the share exchange will depend on your own personal circumstances. No opinion is being given as to any securities or tax matters involving the Share Exchange Agreement. You are urged to consult with your tax advisor for a full understanding of all federal, state, local and foreign income and other tax consequences of the share exchange to you.

         If the transaction is treated as a taxable transaction, then the RMI stockholders could experience a taxable gain or loss. Any such gain or loss would be determined on an individual basis by comparing the individual's basis in his RMI stock against the value of the Company stock received. To the extent stock received had a greater value than one's basis in the RMI stock, then such RMI stockholders would report a taxable gain on the difference. To the extent stock received had a lesser value than one's basis in the RMI stock, then such RMI stockholders may have a taxable loss on the difference. There should be no direct effect on the Company's historical shareholders generally because they are not directly acquiring or selling stock in connection with the transaction. To the extent that persons receive shares of the Company's stock in consideration for cancellation of accrued salary obligations, such persons will have taxable income based on the value of the shares received.

General Information About RMI

         RMI was organized in July 1997, as a Texas corporation. RMI is a privately held corporation. Its principal business offices are located at 4020
N. MacArthur Blvd., Suite 1222-222, Irving, Texas 75038 and the telephone number at its principal offices is (864) 250-2107.


         RMI was organized for the purpose of promoting and distributing its drink, Aloe Lu-Yu, to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. The product initially shipped to Wal-Mart distribution centers in December 1998 and was introduced in some of its stores in 1999. This product launch was unsuccessful. RMI believes that launch was unsuccessful due to communication problems with Wal-Mart regarding distribution, location of product within the store and general sales and promotion procedure. RMI believes it has addressed the problems related to the sale and promotion of the product and has formulated a new strategy which includes increased marketing and promotional programs to support the Aloe Lu-Ya product. There can be no assurance, however, that RMI's strategy will prove effective or that the initial launch of the Aloe Lu-Ya product failed for the stated reasons or that RMI will be able to successfully sell the Aloe Lu-Ya product in the future.


         RMI does not have sufficient funding to meet its short or long term needs. RMI had $1,000 in cash, a working capital (deficit) of ($3,705,168) and liabilities of $4,766,168 as of December 31, 2001. RMI had net sales of $4,676 during 2001 and $52,679 in net sales during 2000. RMI's working capital and other capital requirements for the foreseeable future will vary based upon a number of factors, including the costs associated with the marketing, distributing, manufacturing and selling the Aloe Lu-Ya drink and revenues generated from the Aloe Lu-Ya drink. RMI will need additional funds in the immediate future. RMI estimates that it will need to raise at least $5,000,000 in funding in 2002 and $3,000,000 after 2002 to execute its business plan. RMI has no contractual arrangements or other sources of funds to provide any additional funding during 2002 or thereafter and there can be no assurance that additional funding will be available on commercially reasonable terms or at all. Any inability to obtain additional funding in the immediate future will have a material adverse effect on RMI, including possibly requiring RMI to cease pursuing its business objectives.

RMI Market Information

         RMI has 9,350,000 shares of issued and outstanding common stock. There is no public market for RMI's common stock. On the Record Date, there were 11 holders of record of RMI's common stock. RMI has not declared any dividends within the past two years on its common stock. RMI does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize available funds, if any, for the development of RMI's business.

RMI Directors, Executive Officers, Promoters and Control Persons

         Set forth below is certain information concerning each of the directors and executive officers of RMI as of March 25, 2002:

                                                                           With
                                                                         Company
         Name          Age                Position                        Since
         ----          ---                --------                        -----
Herschel J. Walker     39    Chairman of the Board and President          1997

Jack Shaw              67    Director                                     1999

G. Diane McKnight      50    Director, Secretary and Treasurer            1997

L. Scott McKnight      55    Director                                     1997

Loren E. Bagley        69    Director                                     1997

George E. Mappin       53    Director                                     1997

Brian K. Holden        37    Director and Principal Financial Officer     1999
---------------


         Herschel Walker. Mr. Walker has been with RMI since 1997 and is the Chairman of the Board and the President. From 2000 to present Mr. Walker has acted as Chairman of RMI. Mr. Walker has been actively involved with RMI as a shareholder and director since its creation in 1997. His principal occupation for the past five years has been acting as spokesman for the health drink Aloe Lu-Ya and serving as an officer and director of RMI. Mr. Walker spends approximately forty percent of his time working for RMI. Mr Walker attended the University of Georgia and enjoyed an extremely successful career as a professional football player. Mr. Walker is currently a member of HealthSouth's Sports Medicine Counsel. Mr. Walker is a member of the Company's Board. Mr. Walker holds no other directorships in reporting companies.


         Jack Shaw. Mr. Shaw has been with RMI since 1999 and serves as a member of the Board. Mr. Shaw principal occupation of the past five years has been as the president and CEO of Shaw Resources, Inc., a privately held company employed in the development, construction and management of commercial real estate. Mr. Shaw is a director of Unitronics Corp., a reporting company, and BB&T Corporation, Associated Receivables Funding, Inc. and other closely held private companies. Mr. Shaw is a former member of the South Carolina Legislature having served on the Labor Commerce and Industry Committee. Except as noted above, Mr. Shaw holds no other directorships in reporting companies.

         G. Diane McKnight. Mrs. McKnight has been with RMI since 1997 and serves as a member of the Board and the secretary and treasurer of RMI. Ms. McKnight spends approximately ten percent of her time working for RMI. From 1995 to 1998 Mrs. McKnight was principally employed as a vice president of Aloe Commodities International, Inc. Mrs. Knight holds no directorships in reporting companies.

         L. Scott McKnight. Mr. McKnight has been with RMI since 1997 and serves as a member of the Board. For the past five years Mr. McKnight's principal occupation has been serving as Chairman, President and Chief Operating Officer for Aloe Commodities International, Inc., the manufacturer of Aloe Lu-Ya. Prior to co-founding Aloe Commodities International, Inc. with Leland Ritter in December of 1994, Mr. McKnight was the majority owner of the Dallas Collection, Inc., a sales and distribution firm of health and beauty aids and cosmetics featuring Aloe Vera as the main ingredient. Mr. McKnight also spent 19 years with the Fuller Brush Company, serving the last 4 years as Executive Vice President and Chief Operating Officer. He has served on the Board of Directors of the Direct Selling Association of America and the Medical Examiners Council. Mr. McKnight was also one of the original founders of the International Aloe Science Council. Mr. Knight holds no directorships in reporting companies.

         Loren Bagley. Mr. Bagley has been with RMI since 1997 and serves as a member of the Board. Mr. Bagley' principal occupation for the past five years has been acting a president and a director of Trans Energy, Inc., a publicly traded company in the oil and gas business. He is also an original investor and a member of the Board of Directors of Aloe Commodities International, Inc. and a director of Sancho Oil and Gas, Tyler Pipeline and Prima Oil Co., Inc. Except as noted above, Mr. Bagley holds no directorships in reporting companies.

         George Mappin. Mr. Mappin has been with RMI since 1999 and serves as a member of the Board. From 1969 to present Mr. Mappin has acted as the Chairman of Mappin Industries, Inc. Mappin Industries, Inc. is a custom drapery and bedspread manufacturer, providing design, manufacture and installation services to hospitality-based concerns. Mr. Mappin is a member of the Company's Board. Mr. Mappin holds no other directorships in reporting companies.

         Brian Holden. Mr. Holden has been with RMI since 1999 and serves as a member of the Board. For the past five years Mr. Holden has been principally employed as the President and Chairman of Associated Receivables Funding, Inc. He is also a management consultant for and partner of Kapok Management, L.P., a management consulting company. Mr. Holden co-founded Associated Receivables Funding, Inc. which specializes in the factoring of accounts receivables for companies ranging in sales of $100,000 to $36 million per year. Prior to co-founding Associated Receivables Funding, Inc. in August 1996, Mr. Holden served as Vice President of Business Development of J.T.A. Factors, Inc., an accounts receivable funding company with annual volume of $300 million. Mr. Holden also spent several years as a partner and CPA in the public accounting firm of Milner, Brock, Holden and Company. Mr. Holden is a Certified Public Accountant in the state of South Carolina and holds memberships in both the American Institute of Certified Public Accountants and the South Carolina Association of Certified Public Accountants. Mr. Holden holds no directorships in reporting companies.

         Significant Employees

         RMI has no significant employees who are not identified above.

         Family Relationships

         Mrs. McKnight, the secretary and treasurer and a director of RMI, is married to Mr. McKnight, a director of RMI.

         Involvement in Certain Legal Proceedings

         The executive officers, directors, control persons and promoters of RMI have not been involved in any material legal proceedings which occurred within the last five years of any type as described in Regulation S-B.

         Certain Relationships and Related Transactions

         George Mappin, a stockholder and director of RMI and a director of the Company, provided advertising services in the amount of $460,000 during the year ended December 31, 2001. These advertising services related to sponsoring a race car on the Hooter circuit that prominently displayed the Aloe Lu-Ya name. The race car is owned by Mr. Mappin. RMI has no future obligation or agreement relating to such advertising.

         In January 1999, RMI and Associated Receivables Funding, Inc. ("A/R Funding") entered into a factoring agreement. In this case, the factoring agreement is a contractual agreement between A/R Funding and RMI wherein A/R Funding advances cash to RMI based upon invoices provided by RMI. A/R Funding advances cash to RMI based upon invoices provided by RMI. A/R Funding advances 85% of the face value of the invoices of RMI.

         Under the factoring agreement, as orally amended, A/R Funding has provided financing to RMI. Messrs. Jack Shaw and Brian Holden, members of RMI's Board, are directors of A/R Funding. The amounts owed by RMI to A/R Funding as of December 31, 2001 and 2000 under the agreement was $3,325,787 and $2,155,360, respectively. Factoring fees charged to RMI were approximately $715,000 and $443,000 for 2001 and 2000, respectively.

         No RMI accounts receivable were acquired by A/R Funding in 2001 under the factoring agreement. If and when receivables are acquired, RMI will be responsible for any costs incurred by A/R Funding in bringing an action to collect the amounts owing on the factored accounts and guarantees payment of the amounts owing. The agreement also requires a minimum of $500,000 and a maximum of $1,000,000 in receivables to be acquired by A/R Funding each calendar quarter, although this requirement has been waived to date. RMI will also pay a commission to A/R Funding of 1.85%, subject to adjustment upon certain events, every 28 days on funds advanced. The 1.85% commission is payable with respect to the amounts owed by RMI to A/R Funding. In connection with the agreement, RMI has granted A/R Funding a security interest in all of RMI's accounts receivable, contract rights intangibles and certain other assets. With certain exceptions, the agreement may be terminated by either party upon 90 days written notice.

         In November 1997, RMI entered into a Manufacturing Agreement with Aloe Commodities International, Inc. ("ACII"). Mr. L. Scott McKnight, a director of RMI, is the president, chairman and COO of ACII. Under the agreement, as amended, ACII performed research and development work relating to create the Aloe Lu-Ya drink in exchange for the exclusive right to manufacture the drink and the right to sell all product requirements to RMI. ACII may recoup its research and development costs through additional manufacturing charges to RMI in connection with the Aloe Lu-Ya drink. ACII also has a right of first refusal relating to the manufacture of other aloe vera products for RMI and ACII owns the formula and related rights to the Aloe Lu-Ya drink (the "Rights") and other Aloe Lu-Ya products developed for RMI. RMI has the option to acquire the Rights for the greater of $1,000,000 or 10% of the market value of RMI on the date the option is exercised. In 1999 the option was exercised in exchange for a $100,000 payment and a $900,000 note, accruing at the rate of 6% per annum with payments of $100,000 due each year until the note mature on March 1, 2008.

RMI Managements' Discussion and Analysis or Plan of Operation

         The following discussion and analysis provides information which RMI's management believes is relevant to an assessment and understanding of RMI's consolidated results of operations and financial condition. The discussion should be read in conjunction with the consolidated financial statements and notes thereto.

         Plan of Operation


         RMI had $1,000 in cash, $3,706,168 in current liabilities and $4,766,168 in total liabilities as of December 31, 2001. Its working capital (deficit) as of December 31, 2001 was ($3,705,168) as compared to ($2,273,360) at December 31, 2000. RMI had net sales of $4,676 and $52,679 in 2001 and 2000, respectively. RMI had net losses of ($1,879,626) and ($900,606) in 2001 and 2000, respectively. At December 31, 2001, RMI owed A/R Funding $3,325,787. RMI is required to pay a commission to A/R Funding of 1.85%, subject to adjustment upon certain events, every 28 days on the amounts owing.


         RMI has no business operations and very limited assets or capital resources. RMI was organized for the purpose of promoting and distributing its drink, Aloe Lu-Yu, to the general public using mass-market distribution such as grocery and drug stores, health food stores, convenience stores, wholesale clubs/discount stores and military commissaries. RMI believes that it will be successful in marketing the Aloe Lu-Ya drink, in part, as a result of the endorsement of Herschel Walker, former college, professional and Olympic athlete.

         RMI's principle business objective is to seek long-term growth potential regarding the Aloe Lu-Ya family of drinks and the production and marketing of the same. In seeking to obtain this business objective, RMI will participate in any related business ventures of essentially any kind or nature that would allow it to attain growth and favorable market share regarding the production, distribution and sale of the Aloe Lu-Ya family of drinks.

         In July 2001, RMI entered into the Share Exchange Agreement with the Company. Under the Share Exchange Agreement all of the issued and outstanding shares of RMI stock would be transferred to the Company in exchange for shares of the Company's common stock. In the event the Share Exchange Agreement is closed, the stockholders of RMI will own approximately 87% of the issued and outstanding shares of the Company immediately after the closing. The Share Exchange Agreement is subject to a number of contingencies, including, (i) the Company effecting a 100 to 1 reverse stock split prior to the closing, (ii) the Company having no more than 1,500,000 shares of common stock outstanding at the closing date, (iii) the Company having no more than $10,000 in liabilities at the closing date, (iv) satisfactory completion of due diligence by the parties,
(v) the Company changing its name to "American Consolidated Management Group, Inc.", (vi) the Company's shareholders having approved the transaction, and
(vii) the resignation of all of the Company's officers and directors at the closing and appointment of the designees named by RMI. Messrs. Walker and Mappin, who are members of the Company's Board, also act as directors of RMI. There can be no assurance that such contingencies will be satisfied, that the Share Exchange Agreement will be closed, that RMI's business operations will prove successful or that the transaction will prove to be favorable for the shareholders of the Company.

         RMI does not have sufficient funding to meet its short or long term needs. RMI had no cash, had a working capital (deficit) of ($3,705,168) and had liabilities of $4,766,168 as of December 31, 2001. The Company had $4,676 in sales during 2001. The Company will need additional cash in 2002 and does not have sufficient funding to meet its immediate capital needs. The Company's working capital and other capital requirements for the foreseeable future will vary based upon a number of factors, including the costs associated with the marketing, distributing, manufacturing and selling the Aloe Lu-Ya drink, and revenues generated from the Aloe Lu-Ya drink. RMI has not committed to spend any material amounts not reflected in accrued liabilities as of December 31, 2001. RMI will need additional funds in the immediate future (i.e., in the first half of 2002). RMI estimates that it will need to raise at least $5,000,000 in funding in 2002 to meet its obligations and to execute its business plan. RMI estimates that it will need at least $3,000,000 in funding after 2002 to execute its business plan and meet its obligations. RMI has no contractual arrangements or other sources of funds to provide any additional funding during 2002 or thereafter and there can be no assurance that additional funding will be available on commercially reasonable terms or at all. Any inability to obtain additional funding in the immediate future will have a material adverse effect on RMI, including possibly requiring RMI to cease pursuing its business objectives.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

         The Company is not aware, and has not been advised by its auditors, of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. RMI is not aware, and has not been advised by its auditors, of any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Regulatory Approval

         The Company believes that no federal or state regulatory requirements must be complied with by the Company or RMI in order to consummate the transaction other than general compliance with applicable corporation law and state and federal securities law.

Preemptive Rights

         The holders of the Company's common stock have no preemptive rights.

Accounting Treatment

         The Company believes that the acquisition of RMI will be accounted for as a "reverse acquisition", and although RMI is deemed to be the acquiring the Company for financial accounting purposes, the legal status of the Company as the parent corporation will not change.

Financial Statements


         See index to consolidated financial statements included herein.


THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE SHARE EXCHANGE AGREEMENT.

3. Approval of the Amendment to and Restatement of the Company's Articles of Incorporation


         At a meeting held on September 19, 2001, the Board determined that it is advisable and in the best interest of the Company to effect a 100 for 1 reverse stock split of all outstanding shares of the Company's common stock which will result in an decrease in the outstanding shares of common stock from 69,998,900 shares to approximately 700,000 shares (the "Stock Split"). If approved, all fractional shares would be rounded up to the nearest whole share. The Record Date for purposes of calculating the reverse split is the close of business on April 15, 2002, and the commencement date of the split will be the commencement of business on February 26, 2002. The reverse stock split will have no effect on the number of authorized shares of common stock or the par value of the Company's common stock as set forth in the Company's Articles of Incorporation, as amended.


         The primary purpose of increasing the authorized shares of the Company is to (i) create sufficient authorized capital so that the Company can enter into the Share Exchange Agreement and have sufficient authorized and unissued common stock available for issuance at the closing of that transaction and (ii) leave the Company with what the Board believes is a reasonable amount of additional authorized common stock.

         At the September 19, 2001 Board meeting, the Board also determined that it was in the best interest of the Company to change its name from "American Consolidated Mining Co." to "American Consolidated Management Group, Inc." RMI required that the Company's name be changed as described above and that the name change be incorporated into the Share Exchange Agreement prior to RMI's execution of the same. The purpose of changing the Company's name is to comply with the terms of the Share Exchange Agreement. RMI's purpose in seeking the name change was to reflect the fact that since 1994 the Company has not had mining operations and the fact that the Company will not be engaged in mining operations in the future.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION.

4. Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Independent Public Accountants

         The Company retained Tanner + Co. as its independent auditor for 2001. Tanner + Co. has acted as the Company's independent auditor since 1997. The Company expects representatives of Tanner + Co. to be present at the Company's 2002 Annual Meeting of Shareholders. Tanner + Co. will have the opportunity to make a statement at the annual meeting if it desires to do so and it is expected that representatives of Tanner + Co. will be available to respond to appropriate questions if called upon to do so. The Company does not anticipate making a decision regarding the appointment of independent accountants for 2002 until after the Share Exchange Agreement is either closed or terminated.

Notice Requirements

         Any shareholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2003 annual meeting of shareholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 15, 2003.

Annual Report

         This Proxy Statement has been preceded or accompanied by an Annual Report. Shareholders are referred to such reports for financial and other information about the activities of the Company, but such report is not to be deemed a part of the proxy soliciting material.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                                         By order of the Board of Directors,


                                         By        /s/ Scott S. Moeller
                                            ------------------------------------
                                              Scott S. Moeller, Acting Secretary

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

The following Financial Statements are attached hereto:

A.       The Company's Audited Financial Statements for the Years 2001-2000

B.       RMI's Audited Financial Statements for the Years 2001-2000

C.       Pro Forma Unaudited Combined Financial Statements

                        AMERICAN CONSOLIDATED MINING CO.
                              Financial Statements
                           December 31, 2001 and 2000

                        AMERICAN CONSOLIDATED MINING CO.

                          Index to Financial Statements


                                                                    Page


         Independent Auditor's Report                               F-2


         Balance Sheet                                              F-3


         Statement of Operations                                    F-4


         Statement of Shareholders' Deficit                         F-5


         Statement of Cash Flows                                    F-6


         Notes to Financial Statements                              F-7

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of American Consolidated Mining Co.

We have audited the accompanying balance sheet of American Consolidated Mining Co. as of December 31, 2001 and 2000, and the related statements of operations, shareholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Consolidated Mining Co. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficiency, an accumulated deficit, incurred an operating loss, and has substantial liabilities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                               TANNER + CO.


Salt Lake City, Utah
February 22, 2002

                                                                           AMERICAN CONSOLIDATED MINING CO.
                                                                                              Balance Sheet

                                                                                               December 31,
-----------------------------------------------------------------------------------------------------------


                                                                              2001             2000
                                                                        -----------------------------------
         Assets

Current assets:
     Cash                                                               $            982 $               4
     Marketable securities                                                        16,940            29,893
                                                                        -----------------------------------

                  Total current assets                                            17,922            29,897

Property and equipment, net                                                        2,000             2,000
Other assets                                                                      10,522            10,500
                                                                        -----------------------------------

                                                                        $         30,444 $          42,397
                                                                        ===================================

-----------------------------------------------------------------------------------------------------------

         Liabilities and Shareholders' Deficit

Current liabilities:
     Payables and accrued expenses                                      $        546,025 $         536,427
     Notes payable                                                               143,409           143,409
     Related party payables                                                    1,902,061         1,906,836
                                                                        -----------------------------------

                  Total current liabilities                                    2,591,495         2,586,672
                                                                        -----------------------------------

Commitments and contingencies                                                          -                 -

Shareholders' deficit:
     Common stock, $.01 par value, 70,000,000 shares
       authorized; 69,998,900 shares issued and outstanding                      699,990           699,990
     Capital in excess of par value                                            7,323,739         7,323,739
     Accumulated other comprehensive income                                       10,268            16,549
     Accumulated deficit                                                     (10,595,048)      (10,584,553)
                                                                        -----------------------------------

                  Total shareholders' deficit                                 (2,561,051)       (2,544,275)
                                                                        -----------------------------------

                                                                        $         30,444 $          42,397
                                                                        ===================================

-----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                         F-3

                                                                           AMERICAN CONSOLIDATED MINING CO.
                                                                                    Statement of Operations

                                                                                   Years Ended December 31,
-----------------------------------------------------------------------------------------------------------

                                                                              2001             2000
                                                                        -----------------------------------
Revenue                                                                 $              -  $              -

General and administrative expenses                                               12,804            14,680
                                                                        -----------------------------------

Loss from operations                                                             (12,804)          (14,680)

Other income (expense):
     Interest income                                                                 432               448
     Interest expense                                                            (11,451)          (15,579)
     Gain on sale of marketable securities                                        13,328            13,327
                                                                        -----------------------------------

Loss before provision for income taxes                                           (10,495)          (16,484)

Provision for income taxes                                                             -                 -
                                                                        -----------------------------------

Net loss                                                                $        (10,495) $        (16,484)
                                                                        ===================================

Loss per share, basic and diluted                                       $           (.00) $           (.00)
                                                                        ===================================

Weighted average shares - basic and diluted                                   69,999,000        69,999,000
                                                                        ===================================

------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                          F-4

                                                                              AMERICAN CONSOLIDATED MINING CO.
                                                                            Statement of Shareholders' Deficit

                                                                        Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------------------------------------

                                                               Accumulated
                            Common Stock         Capital in       Other
                     --------------------------- Excess of    Comprehensive     Accumulated
                        Shares        Amount     Par Value        Income          Deficit         Total
                     ----------------------------------------------------------------------------------------
Balance at
January 1, 2000         69,998,900 $    699,990 $  7,323,739 $         24,824  $ (10,568,069) $  (2,519,517)

Comprehensive
income:

  Net loss                       -            -            -                -        (16,484)       (16,484)

  Reclassification
  adjustment on
  unrealized holding
  gain                           -            -            -           (8,275)             -         (8,275)
                                                                                              ---------------
  Total
  comprehensive loss                                                                                (24,759)
                                                                                              ---------------

                     ----------------------------------------------------------------------------------------
Balance at              69,998,000      699,990    7,323,739           16,549    (10,584,553)    (2,544,275)
December 31, 2000

Comprehensive
Income:

  Net loss                       -            -            -                -        (10,495)       (10,495)

  Unrealized holding
  gain on
investments                      -            -            -            1,989              -          1,989

  Reclassification
  adjustment on
  unrealized holding
  gain                           -            -            -          (8,270)              -         (8,270)
                                                                                              ---------------
  Total
  comprehensive
  loss                                                                                              (16,776)
                                                                                              ---------------
                     ----------------------------------------------------------------------------------------
Balance at
December 31, 2001       69,998,000 $    699,990 $  7,323,739 $         10,268  $ (10,595,048) $  (2,561,051)
                     ========================================================================================

--------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                            F-5

                                                                           AMERICAN CONSOLIDATED MINING CO.
                                                                                   Statement of Cash Flows

                                                                                   Years Ended December 31,
-----------------------------------------------------------------------------------------------------------

                                                                               2001             2000
                                                                         ----------------------------------
Cash flows from operating activities:
     Net loss                                                            $        (10,495) $       (16,484)
     Adjustments to reconcile net loss to
     net cash used in operating activities:
         Depreciation and amortization                                                  -            1,804
         Gain on disposal of marketable securities                                (13,328)         (13,327)
         (Increase) decrease in:
              Other assets                                                            (22)           7,100
         Increase (decrease) in:
              Accounts payable and accrued expenses                                 9,598           13,617
              Related party payables                                               15,225          (12,900)
                                                                         ----------------------------------

                  Net cash provided by (used in)
                  operating activities                                                978          (20,190)
                                                                         ----------------------------------

Cash flows from investing activities-
     proceeds from sale of marketable securities                                        -           20,000
                                                                         ----------------------------------

                  Net cash provided by
                  investing activities                                                  -           20,000
                                                                         ----------------------------------

Cash flows from financing activities -                                                  -                -
                                                                         ----------------------------------

Net change in cash                                                                    978             (190)

Cash, beginning of year                                                                 4              194
                                                                         ----------------------------------

Cash, end of year                                                        $            982  $             4
                                                                         ==================================

-----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                         F-6

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                      December 31, 2001 and 2000
--------------------------------------------------------------------------------
1.   Organization          Organization
     and Summary of        American Consolidated Mining Co. (the Company), did
     Significant           not have ongoing operations during the years ended
     Accounting            December 31, 2001 and 2000. During this period, the
     Policies              Company has been primarily engaged in seeking a
                           potential merger opportunity with an operating company.

                           Cash Equivalents
                           For purposes of the statement of cash flows, cash includes all cash and investments with original maturities to the Company of three months or less.

                           Marketable Securities
                           The Company classifies marketable debt securities as "held to maturity" if it has the positive intent and ability to hold the securities to maturity. All other marketable debt and equity securities are classified as "available for sale." Securities classified as "available for sale" are carried in the financial statements at fair value. Realized gains and losses, determined using the specific identification method, are included in earnings; unrealized holding gains and losses are included in other comprehensive income which is reported as a separate component of shareholders deficit. Securities classified as held to maturity are carried at amortized cost.

                           For both categories of securities, declines in fair value below amortized cost that are other than temporary are included in earnings.

                           Property and Equipment
                           Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization on capital leases and property and equipment is determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.


--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

1.   Organization          Other Assets
     and Summary of        Other assets consist of cash bonds on deposit at a
     Significant           bank.
     Accounting
     Policies              Income Taxes
     Continued             Deferred income taxes are provided in amounts
                           sufficient to give effect to temporary differences between financial and tax reporting, principally related to the capitalization of mine development costs.

                           Concentration of Credit Risk
                           The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                           Use of Estimates in the Preparation of Financial Statements The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           Earnings Per Common and Common Equivalent Share
                           The computation of basic earnings per common share is computed using the weighted average number of common shares outstanding during the year.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

1.   Organization and      Earnings Per Common and Common Equivalent Share -
     Summary of            Continued
     Significant           The computation of diluted earnings per common share
     Accounting            is based on the weighted average number of shares
     Policies              outstanding during the year plus common stock
     Continued             equivalents which would arise from the exercise of
                           stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

2.   Going Concern         At December 31, 2001, the Company has a working
                           capital deficiency, a shareholders' deficit, incurred a loss for the years ended December 31, 2001 and 2000, and has significant liabilities. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                           The Company's ability to continue as a going concern is subject to its ability to settle its liabilities and obtain sufficient cash to fund the expenses related to the ongoing public reporting obligations and continued search for a merger partner. The Company has entered into an agreement and plan of share exchange with another company (see note 13). In relation to this transaction, the Company has entered into various preliminary agreements with creditors that provide for the settlement of liabilities through the issuance of common stock. There can be no assurance that these agreements will result in final settlement of outstanding obligations nor that the agreement and plan of share exchange will be completed.

3.   Payables
     and
     Accrued Expenses                                         December 31,
                                                            2001       2000

                           Payables and accrued expenses:

                             Trade Payables               $134,755    $136,601
                             Accrued interest              147,336     135,863
                             Advances                      217,894     217,894
                             Other accrued liabilities      46,040      46,069
                                                          $546,025    $536,427

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

4.   Marketable            All of the Company's marketable securities consist of
     Securities            Clifton Mining Company (Clifton) common stock and are
                           classified as available for sale. Some of the officers of the Company are also officers of Clifton.

                           Information related to marketable securities classified as available for sale is as follows:

                                                             Years Ended
                                                             December 31,
                                                          2001           2000
                           Cost                       $   6,672      $   13,344
                           Unrealized holding gain       10,268          16,549
                           Carrying value             $  16,940      $   29,893


                           Changes in the unrealized holding gain on marketable securities available-for-sale and reported as a separate component of stockholders' deficit are as follows:

                                                              Years Ended
                                                              December 31,
                                                        2001              2000
                           Balance, beginning of year    $  16,549    $  24,824
                           Unrealized holding gain           1,989            -
                           Decrease due to disposal of
                             marketable securities          (8,270)      (8,275)
                           Deferred income tax effect
                             related to the unrealized
                             holding gain                        -            -
                                                         $  10,268     $ 16,549

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

5.   Property              Property and equipment consists of the following at
     and Equipment         December 31, 2001 and 2000:

                           Land                                  $    2,000
                           Machinery and equipment                   44,216
                           Vehicles                                   2,221
                           Office equipment and fixtures             13,341
                                                                 ----------
                                                                     61,778

                            Less accumulated depreciation and
                              amortization                          (59,778)
                                                                 ----------
                                                                 $    2,000
                                                                 ==========


                           Mining Properties
                           The Company owns property that lies in the Gold Hill/Clifton Mining District, Tooele County, in northwest Utah. The Company's property consists of 8 patented mining claims of approximately 133 acres. Due to the lack of a formal reserve study documenting the estimated proven reserves of such property, the Company's book basis in such properties was previously reduced to $0 through an exploration cost expense of $78,883.



6.   Notes Payable         Notes payable are comprised of the following at
                           December 31, 2001 and 2000:

                           Unsecured note payable to an individual, with
                           interest at 8%, due on demand                           $  82,500

                           Non-interest bearing note payable to a shareholder,
                           with 8% imputed interest, secured by mining claims
                           and due on demand                                          41,159

                           Unsecured notes payable to Individuals, with interest
                           ranging from 7% to 12%, due on demand                      19,750
                                                                                   ---------
                                                                                   $ 143,409
                                                                                   =========

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

7.   Related Party         Payables to related parties consist of the following:
     Payables

                                                                                      2001            2000
                                                                                ------------    ------------
                           Accrued salaries and wages due to certain officers/
                           shareholders of the Company. These amounts are
                           non-interest bearing and are payable on demand         $  1,776,925    $  1,778,925

                           Unsecured non-interest bearing cash advances from
                           Clifton Mining Company. The company is a shareholder
                           of Clifton and has some common management                    93,808          96,583

                           Unsecured non-interest bearing notes payable to
                           directors of the Company, due on demand                      31,328          31,328
                                                                                  ------------    ------------
                                                                                  $  1,902,061    $  1,960,836
                                                                                  ============    ============

8.   Income                The provision for income taxes differs from the
     Taxes                 amount computed at federal statutory rates as
                           follows:

                                                                              Years Ended
                                                                              December 31,
                                                                         2001                2000
                                                                      -----------        ------------
                           Income tax benefit at statutory
                             rate                                     $     3,000        $      6,000
                           Expiration of net operating loss              (173,000)           (162,000)
                           Expiration of investment tax
                             credit                                             -             (23,000)
                           Change in valuation allowance                  170,000             179,000
                                                                      -----------        ------------
                                                                      $         -        $          -
                                                                      ===========        ============

--------------------------------------------------------------------------------
                                                                            F-12

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------
8.   Income                Deferred tax assets (liabilities) are comprised of
     Taxes                 the following:
     Continued
                                                                              Years Ended
                                                                              December 31,
                                                                         2001                2000
                                                                      -----------        ------------
                           Net operating loss carryforward            $ 3,273,000        $  3,443,000
                           Valuation allowance                         (3,273,000)         (3,443,000)
                                                                      -----------        ------------
                                                                      $         -        $          -
                                                                      ===========        ============

                           As of December 31, 2001, the Company had net operating losses of approximately $9,628,000, which begin to expire in 2002. If substantial changes in the Company's ownership should occur, would be an annual limitation of the amount of net operating loss carryforwards which could be utilized. The ultimate realization of these carryforwards is due, in part, on the tax law in effect at the time and future events which cannot be determined.


9.   Supplemental          Actual amounts paid for interest and income taxes are
     Cash Flow             as follows:
     Information

                                                                               December 31,
                                                                         2001                2000
                                                                      -----------        ------------
                           Interest                                   $         -        $      4,106
                           Income taxes                               $         -        $          -

                           During the year ended December 31, 2001, the Company settled $20,000 of accounts payable through the transfer of marketable securities with a cost basis of $6,672.

10.  Fair Value of         The Company's financial instruments consist of cash,
     Financial             marketable securities, payables, and notes payable.
     Instruments           The carrying amount of cash, marketable securities,
                           and payables approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value as the individual borrowings bear interest at market interest rates.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

11.  Commitments and       The Company may become subject to investigations,
     Contingencies         claims or lawsuits ensuing out of the conduct of its
                           business, including those related to environmental safety and health, product liability, commercial transactions etc. The Company is currently not aware of any such items which it believes could have a material adverse affect on its financial position.

12.  Recent                In July 2001, SFAS No. 141, "Business Combinations"
     Accounting            and SFAS No. 142, "Goodwill and Other Intangible
     Pronouncements        Assets" were issued. SFAS 142 addresses financial
                           accounting and reporting for acquired goodwill and other intangible assets. It requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. SFAS 142 is required to be applied for fiscal years beginning after December 15, 2001.
                           Currently, the Company has no recorded goodwill and will assess how the adoption of SFAS 141 and SFAS 142 will impact its financial position and results of operations in any future acquisitions.

                           The FASB recently issued FASB Statement No. 143 Accounting for Asset Retirement Obligations. This Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of leases. This Statement amends SFAS 19. The effective date for this Statement is June 15, 2002. Currently, the Company has no tangible long-lived assets and will assess how the adoptions SFAS 143 will impact its financial position and future operations.

                           The FASB recently issued FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The new guidance resolves significant implementation issues related to FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. Statement 144 is effective for fiscal years beginning after December 15, 2001. Management has not determined the potential impact on financial position or results of operations.

--------------------------------------------------------------------------------

                                                AMERICAN CONSOLIDATED MINING CO.
                                                   Notes to Financial Statements
                                                                       Continued
--------------------------------------------------------------------------------

13.  Significant           Stock Purchase Agreement
     Agreements            The Company has entered into an agreement and plan of
                           share exchange with another company. The agreement calls for the issuance of capital stock in exchange for all of the issued and outstanding capital stock of the other company.

                           Settlement and Release Agreement
                           The Company has entered a settlement and release agreement with Clifton. The agreement calls for the transfer of mining claims and certain other assets, which carry an aggregate book value at December 31, 2001 of $0, to Clifton in exchange for the release of the Clifton obligation, which at December 31, 2001 was $93,808.

--------------------------------------------------------------------------------

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                              Financial Statements
                           December 31, 2001 and 2000


                   (with Independent Auditors' Report thereon)

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Table of Contents

                           December 31, 2001 and 2000


                                                                    Page(s)

Independent Auditors' Report............................................F-18

Financial Statements:
   Balance Sheets ......................................................F-19

   Statements of Operations.............................................F-20

   Statements of Changes in Organizers' Deficit.........................F-21

   Statements of Cash Flows.............................................F-22

Notes to Financial Statements.........................................F-23-30

                          Independent Auditors' Report


To the Directors
Renaissance Man, Inc.
Greenville, South Carolina


We have audited the accompanying balance sheets of Renaissance Man, Inc. (a Texas corporation) (a development stage enterprise) as of December 31, 2001 and 2000, and the related statements of operations, organizers' deficit and cash flows for the years then ended and for the period from July 29, 1997 (date of inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renaissance Man, Inc. (a development stage enterprise) at December 31, 2001 and 2000, and the results of its operations and its cash flows for periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Crisp Hughes Evans, LLP

Asheville, North Carolina
February 24, 2002


                                      RENAISSANCE MAN, INC.
                                (A DEVELOPMENT STAGE ENTERPRISE)

                                         Balance Sheets
                                   December 31, 2001 and 2000


                                                                                  2001                 2000
                                                                                  ----                 ----
           Assets
Cash                                                                        $         1,000       $             -
                                                                            ---------------       ---------------
         Total current assets                                                         1,000                     -

Equipment, net                                                                        3,307                 5,709
Note receivable                                                                      15,000                     -
Intangible asset, net                                                               719,675               820,091
                                                                            ---------------       ---------------
         Total assets                                                       $       738,982       $       825,800
                                                                            ===============       ===============

   Liabilities and Organizers' Deficit

Current liabilities:
   Accounts payable                                                         $       114,381       $             -
   Account payable--related party                                                 3,325,787             2,155,360
   Accrued interest payable                                                          53,000                 5,000
   Note payable--related party                                                      200,000               100,000
   Stockholder loans                                                                 13,000                13,000
                                                                            ---------------       ---------------
         Total current liabilities                                                3,706,168             2,273,360

Accounts payable--related party                                                     460,000                     -
Note payable, net of current portion                                                600,000               700,000
                                                                            ---------------       ---------------

         Total liabilities                                                        4,766,168             2,973,360
                                                                            ---------------       ---------------

Organizers' deficit:
   Common stock, par value $1 per share, 10,000,000
     shares authorized, 9,350,000 shares issued and
     outstanding                                                                    350,000               350,000
   Deficit accumulated during the development stage                              (4,377,186)           (2,497,560)
                                                                            ---------------       ---------------
         Total organizers' deficit                                               (4,027,186)           (2,147,560)
                                                                            ---------------       ---------------
         Total liabilities and organizers' deficit                          $       738,982       $       825,800
                                                                            ===============       ===============

The accompanying notes are an integral part of these financial statements.


                                      RENAISSANCE MAN, INC.
                                (A DEVELOPMENT STAGE ENTERPRISE)

                                    Statements of Operations

                             Years Ended December 31, 2001 and 2000,
                              and for the Period from July 29, 1997
                         (date of inception) through December 31, 2001

                                                                                                   July 27, 1997
                                                                                                  (inception) to
                                                                                                   December 31,
                                                            2001                  2000                 2001
                                                            ----                  ----                 ----
Net sales                                              $         4,676      $        52,679       $       433,271

Cost of sales                                                    2,633               84,273               686,053
                                                       ---------------      ---------------       ---------------

         Gross profit (loss)                                     2,043              (31,594)             (252,782)

Operating expenses                                           1,108,353              371,602             2,647,139
                                                       ---------------      ---------------       ---------------

         Operating loss                                     (1,106,310)            (403,196)           (2,899,921)

Other expense:
   Interest and factoring expense                             (773,316)            (497,410)           (1,477,265)
                                                       ---------------    ------------------      ---------------

Loss before income taxes                                    (1,879,626)            (900,606)           (4,377,186)

Income taxes                                                         -                    -                     -
                                                       ---------------      ---------------       ---------------

         Net loss                                      $    (1,879,626)     $      (900,606)      $    (4,377,186)
                                                       ===============      ===============       ===============


The accompanying notes are an integral part of these financial statements.


                                                      RENAISSANCE MAN, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                          Statements of Changes in Organizers' Deficit

                                             Years Ended December 31, 2001 and 2000,
                                              and for the Period from July 29, 1997
                                         (date of inception) through December 31, 1999


                                                                                                     Deficit
                                                                                                   Accumulated
                                                                     Common Stock                  During the
                                                          ---------------------------------        Development
                                                              Shares              Amount              Stage              Total
                                                          --------------     --------------      --------------     --------------
Inception, July 29, 1997                                               -     $            -      $            -     $            -

Proceeds from the sale of stock to organizers                  9,350,000            350,000                   -            350,000

Net loss                                                               -                  -          (1,596,954)        (1,596,954)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 1999                                     9,350,000            350,000          (1,596,954)        (1,246,954)

Net loss                                                               -                  -            (900,606)          (900,606)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 2000                                     9,350,000            350,000          (2,497,560)        (2,147,560)

Net loss                                                               -                  -          (1,879,626)        (1,879,626)
                                                          --------------     --------------      --------------     --------------

Balance, December 31, 2001                                     9,350,000     $      350,000      $   (4,377,186)    $   (4,027,186)
                                                          ==============     ==============      ==============     ==============


The accompanying notes are an integral part of these financial statements.


                                             RENAISSANCE MAN, INC.
                                        (A DEVELOPMENT STAGE ENTERPRISE)

                                            Statements of Cash Flows

                                     Years Ended December 31, 2001 and 2000,
                                      and for the Period from July 29, 1997
                                 (date of inception) through December 31, 2001

                                                                                                              July 27, 1997
                                                                                                              (inception) to
                                                                                                               December 31,
                                                                         2001                 2000                 2001
                                                                         ----                 ----                 ----
Net cash used for pre-operating activities:
   Net loss                                                       $     (1,879,626)     $       (900,606)    $     (4,377,186)
   Adjustments to reconcile net loss to net cash
     provided by pre-operating activities:
     Depreciation and Amortization                                         102,818               104,302              293,317
     Net changes in pre-operating assets and liabilities:
       Accrued expenses                                                  1,337,697               403,410            1,947,097
       Prepaid expenses                                                          -                16,168                    -
                                                                  ----------------      ----------------     ----------------
         Net cash used by pre-operating activities                        (439,111)             (376,726)          (2,136,772)
                                                                  ----------------      ----------------     ----------------

Cash flows from investing activities:
   Purchase of equipment                                                         -                     -              (12,112)
   Purchase of intangible                                                        -                     -             (104,187)
   Purchase of certificate of deposit                                            -                     -              (13,500)
   Redemption of certificate of deposit                                          -                     -               13,500
   Issuance of note receivable                                             (15,000)                    -              (15,000)
                                                                  ----------------      ----------------     ----------------
         Net cash used in investing activities                             (15,000)                    -             (131,299)
                                                                  ----------------      ----------------     ----------------

Cash flows from financing activities:
   Advances from related party                                             455,111               444,430            2,006,071
   Repayment of note payable                                                     -              (100,000)            (100,000)
   Loans from stockholders                                                       -                     -               13,000
   Proceeds from issuance of stock and stock purchase note                       -                     -              350,000
                                                                  ----------------      ----------------     ----------------
         Net cash provided by financing activities                         455,111               344,430            2,269,071
                                                                  ----------------      ----------------     ----------------

Net increase (decrease) in cash and cash equivalents                         1,000               (32,296)               1,000
Cash and cash equivalents at beginning of period                                 -                32,296                    -
                                                                  ----------------      ----------------     ----------------

Cash and cash equivalents at end of period                        $          1,000      $              -     $          1,000
                                                                  ================      ================     ================

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
     Interest                                                     $              -      $         40,000     $         40,000
                                                                  ================      ================     ================

Supplemental disclosure of non-cash investing activities:
   Issuance of note payable to acquire intangible asset           $              -      $              -     $        900,000
                                                                  ================      ================     ================

The accompanying notes are an integral part of these financial statements.

                              RENAISSANCE MAN, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements

                           December 31, 2001 and 2000

1.       Summary of Significant Accounting Policies and Activities

         Renaissance Man, Inc. (the "Company") was incorporated on July 29, 1997, under the laws of the state of Texas for the purpose of marketing alternative beverages. The Company is a development stage enterprise as defined by Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises, as it devotes substantially all its efforts to establishing a new business. The Company's planned principal operations have not commenced and significant revenue has not been recognized from the planned principal operations.

         Year End - The Company has adopted a fiscal year ending on December 31.

         Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

         Cash and Cash Equivalents - Cash and cash equivalents include cash on hand and demand deposits in financial institutions.

         Equipment - Equipment is stated at cost less accumulated depreciation and amortization, computed principally by the straight-line method over the estimated useful lives of the assets.

         Advertising Costs - The Company expenses advertising costs as incurred.

         Long-Lived Assets - Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over the fair value of the asset. Impairment losses on long-lived assets to be disposed are recognized based on the excess of the asset's carrying amount over fair value less cost to sell.

         Income Taxes - The Company utilizes the liability method of computing income taxes. Under the liability method, deferred tax liabilities and assets are established for future tax return effects of temporary differences between the stated value of assets and liabilities for financial reporting purposes and their tax bases. The focus is on accruing the appropriate balance sheet deferred tax amount.

         An evaluation of the probability of being able to realize the future benefits of deferred tax assets is made. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company has provided such a valuation reserve for all net deferred tax assets.

2.       Related Party Balances

         Periodically, stockholders loan funds to the Company. As of December 31, 2001 and 2000, the Company owed to stockholders a total of $13,000. These advances bear no interest and do not have fixed repayment terms.

         Stockholders of the Company own an entity that provides funding for the Company's operating expenses. The Company has a signed financing contract with this entity. The amount owed by the Company as of December 31, 2001 and 2000 under this contract, was $3,325,787 and $2,155,360, respectively. Factoring fees charged to the Company under this arrangement were approximately $715,000 and $443,000 for the years ended December 31, 2001 and 2000, respectively. This amount is included in current liabilities as accounts payable--related party.

         A stockholder of the Company provided advertising services in the amount of $460,000 during the year ended December 31, 2001. This amount is included in long-term liabilities as accounts payable--related party.

3.       Intangible Asset


         In 1999, the Company purchased the rights to drink formulas developed by Aloe for approximately $1,000,000. The Company paid $100,000 down and issued a promissory note for the balance. The rights are being amortized over a ten year useful life. The approximate accumulated amortization as of December 31, 2001 and 2000 was $285,000 and $184,000, respectively.


4.       Note Payable--Related Party

         As of December 31, 2001 and 2000, note payable--related party consisted of the following:

                                                                             December 31,
                                                                -------------------------------------
                                                                      2001                 2000
                                                                      ----                 ----
         Note payable to Aloe, annual payments of
            $100,000, plus interest, at 6% per annum with
            final maturity on March 1, 2008.                    $        800,000     $        800,000
         Less:  current maturities                                      (200,000)            (100,000)
                                                                ----------------     ----------------
                Long-term portion                               $        600,000     $        700,000
                                                                ================     ================
         Notes payable mature as follows:
                   2002                                                              $        200,000
                   2003                                                                       100,000
                   2004                                                                       100,000
                   2005                                                                       100,000
                   2006                                                                       100,000
                   Thereafter                                                                 200,000
                                                                                     ----------------
                                                                                     $        800,000
                                                                                     ================

         The intangible asset, which consists of drink formulas, is collateral for this loan.

5.       Income Taxes

         The components of the deferred tax asset at December 31, 2001 and 2000, are as follows:


                                                       December 31,
                                              -------------------------------
                                                   2001               2000
                                                   ----               ----
         Deferred tax asset:
            Net operating losses              $  (1,619,000)     $    903,000
            Valuation allowance                   1,619,000          (903,000)
                                              -------------      ------------
                Net deferred tax asset        $           -      $          -
                                              =============      ============


         The Company has recorded a valuation allowance equal to the net deferred tax asset at December 31, 2001 and 2000, as the realization of this asset is dependent on the Company's ability to generate future taxable income during the periods in which temporary differences become deductible.


         As of December 31, 2001, the Company has operating loss carryforwards of approximately $4.3 million for federal and state purposes that may be used to offset future taxable income. The carryforwards expire through 2021.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of American Consolidated Mining Co. (a Utah corporation) ("ACMC") and the balance sheet of Renaissance Man, Inc. (a Texas corporation) ("RMI") as of December 31, 2001, accounting for the transaction as a recapitalization of RMI with the issuance of shares for the net assets of ACMC (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of December 31, 2001.

The following unaudited proforma condensed combined statements of operations combine the results of operations of ACMC and the results of operations of RMI for the year ended December 31, 2001 as if the transaction had occurred as of the beginning of the period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of ACMC and RMI. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the period indicated or the results of operations as they may be in the future.


                                        AMERICAN CONSOLIDATED MINING CO.
                                            AND RENAISSANCE MAN, INC.
                               UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                                                December 31, 2001

ASSETS
                                                                        American
                                                  Renaissance         Consolidated        Proforma
                                                   Man, Inc.           Mining Co.         Increase          Proforma
                                                    [RMI]                [ACMC]          (Decrease)         Combined
                                                 ------------         ------------      -----------       -----------
ASSETS:
    Cash                                         $      1,000         $        982  [F] $      (982)      $     1,000
    Marketable securities                                   -               16,940  [F]     (16,940)                -
    Note receivable - related party                    15,000                    -                -            15,000
    Property and Equipment, net                         3,307                2,000  [E]      (2,000)            3,307
    Intangible and other assets, net                  719,675               10,522  [F]     (10,522)          719,675
                                                 ------------         ------------      -----------       -----------
                                                 $    738,982         $     30,444      $   (30,444)      $   738,982
                                                 ------------         ------------      -----------       -----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES:
    Related party payables                       $  3,325,787         $  1,902,061  [F]  (1,808,253)      $ 3,325,787
                                                                                    [E]     (93,808)
    Accounts payable and
      accrued expenses                                114,381              546,025  [F]    (478,728)          114,381
                                                                                    [E]     (67,297)
                                                                                    [E]     (67,297)                -
    Accrued interest - related party                   53,000                    -                -            53,000
    Stockholder loans                                  13,000                    -                -            13,000
    Notes payable                                           -              143,409  [F]    (143,409)                -
    Notes payable - related party                     200,000                    -                -           200,000
                                                 ------------         ------------      -----------       -----------
       Total current liabilities                    3,706,168            2,591,495       (2,591,495)        3,706,168

    Notes payable - related party                     600,000                    -                -           600,000
    Related party payables                            460,000                    -                -           460,000
                                                 ------------         ------------      -----------       -----------
       Total liabilities                            4,766,168            2,591,495       (2,591,495)        4,766,168
                                                 ------------         ------------      -----------       -----------

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock                                      350,000              699,990  [b]    (350,000)          115,000
                                                                                    [A]     100,000
                                                                                    [D]    (692,990)
                                                                                    [F]       7,400
                                                                                    [G]         600
    Additional paid-in capital                              -            7,323,739  [A]    (100,000)          235,000
                                                                                    [B]     350,000
                                                                                    [C] (10,595,048)
                                                                                    [D]     692,990
                                                                                    [E]     159,105
                                                                                    [F]   2,404,814
                                                                                    [G]        (600)
    Accumulated other comprehensive
      income                                                -               10,268  [F]     (10,268)                -
    Retained deficit                               (4,377,186)         (10,595,048) [C]  10,595,048        (4,377,186)
                                                 ------------         ------------      -----------       -----------
       Total Stockholders' Equity (Deficit)        (4,027,186)          (2,561,051)       2,561,051        (4,027,186)
                                                 ------------         ------------      -----------       -----------
                                                 $    738,982         $     30,444      $   (30,444)      $   738,982
                                                 ------------         ------------      -----------       -----------

See Notes To Unaudited Proforma Condensed Financial Statements.

                                        AMERICAN CONSOLIDATED MINING CO.
                                            AND RENAISSANCE MAN, INC.
                          UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001



                                                                       American
                                                 Renaissance         Consolidated         Proforma
                                                   Man, Inc.           Mining Co.         Increase         Proforma
                                                     [RMI]               [ACMC]          (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
REVENUE                                          $      4,676         $          -      $         -       $     4,676
                                                 ------------         ------------      -----------       -----------
OPERATING EXPENSES:
    Cost of sales                                       2,633                    -                -             2,633
    General and administrative                      1,108,353               12,804                -         1,121,157
                                                 ------------         ------------      -----------       -----------
    Total operating expenses                        1,110,986               12,804                -         1,123,790
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS                      (1,106,310)             (12,804)               -        (1,119,114)

    Interest expense                                 (773,316)             (11,451)               -          (784,767)
    Other income                                            -               13,760                -            13,760
                                                 ------------         ------------      -----------       -----------
(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                       (1,879,626)             (10,495)               -        (1,890,121)

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                                 ------------         ------------      -----------       -----------
NET LOSS                                         $ (1,879,626)        $    (10,495)     $         -       $(1,890,121)
                                                 ------------         ------------      -----------       -----------
LOSS PER COMMON SHARES                           $       (.20)        $       (.01)     $         -       $      (.16)
                                                 ------------         ------------      -----------       -----------
WEIGHTED AVERAGE SHARES                             9,350,000              700,000                -        11,500,000
                                                 ------------         ------------      -----------       -----------


                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - AMERICAN CONSOLIDATED MINING CO.

         AMERICAN CONSOLIDATED MINING CO. ["ACMC"], a Utah corporation, was incorporated on November 5, 1980. During the periods presented, the ACMC has been primarily engaged in seeking a potential merger opportunity with an operating company.

NOTE 2 - RENAISSANCE MAN, INC.

         Renaissance Man, Inc. ["RMI"], was incorporated under the laws of Texas on July 29, 1997 for the purpose of marketing alternative beverages. The Company is a development stage enterprise as defined by Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises, as it devotes substantially all its efforts to establishing a new business. The Company's planned principal operations have not commenced and significant revenue has not been recognized from the planned principal operations.

NOTE 3 - PROFORMA ADJUSTMENTS

         In July 2001, ACMC entered into an agreement and plan of share exchange wherein ACMC would acquire 100% of RMI through the issuance of 10,000,000 shares (post-split) of restricted common stock in a transaction wherein RMI will become a wholly-owned subsidiary of ACMC. Upon closing of the transaction, the shareholders of RMI will own approximately 87% of the issued and outstanding shares of the Company. Because the shares issued in the transaction represent control of the total shares of the outstanding common stock immediately following the transaction, the transaction has been accounted for as a reverse acquisition. Final consummation of the proposed acquisition is subject to various conditions being met and is not guaranteed.

         In connection with the proposed acquisition, ACMC will affect a 100 to 1 reverse split of its common stock, thus reducing its shares outstanding just prior to the acquisition. At December 31, 2001, ACMC had 69,998,900 shares outstanding. After the acquisition, stock split and other stock issuances noted below under notes [F] and [G], there will be approximately 11,500,000 shares of common stock outstanding.

                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

         Pro forma adjustments on the attached financial statements include the following:

         [A] To record the acquisition of RMI by ACMC through the issuance of 10,000,000 shares of common stock. The ownership interests of the former owners of RMI in the combined enterprise will be greater than that of the ongoing shareholders of ACMC and, accordingly, the management of RMI will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of RMI, wherein RMI purchased the assets of ACMC and accounted for the transaction as a "Reverse Acquisition" for accounting purposes.

         [B] To eliminate the common stock of the RMI for consolidation.

         [C] To eliminate the accumulated deficit of ACMC at the date of acquisition to reflect the purchase by RMI for accounting purposes.

         [D] To record the 100 TO 1 reverse common stock split resulting in 699,989 shares of ACMC common stock outstanding prior to the acquisition and prior to transactions noted in [F] and [G] (as of December 31, 2001).

         [E] To reflect the transfer of the property and equipment (including mining claims with a net book value of $0) of ACMC in the net amount of $2,000 and related liabilities of ACMC of $67,297 to Clifton Mining Company (a related entity) in exchange for forgiveness of liabilities owed to Clifton Mining Company in the amount of approximately $93,808 as of December 31, 2001. The gain resulting from the exchange (approximately $159,105) is reflected as an adjustment to stockholders' deficit.

         [F] To record the issuance of approximately 740,000 shares of ACMC common stock, transfer of ACMC other assets and payment of existing ACMC cash (including estimated cash received upon sale of marketable securities) as payment of ACMC liabilities in the amount of $2,430,390 as of December 31, 2001. In accordance with the Agreement and Plan of Share Exchange, as of the closing date there can be no more than $10,000 of liabilities and no more than 1,500,000 shares of common stock outstanding on ACMC's books. Accordingly, ACMC intends to settle all liabilities prior to closing through the issuance of common stock and payment of existing cash. The majority of the outstanding liabilities are owed to related parties. There can be no assurance that ACMC will be successful in settling the outstanding liabilities.

         [G] To record the issuance of 60,000 shares of ACMC common stock to six officers and directors as payment for services rendered.

NOTE 4 - PROFORMA (LOSS) PER SHARE

         The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition and the shares issued for settlement of liabilities and as payment of services, as though such shares had been outstanding from the beginning of the periods presented. The computation also reflects the 100 to 1 reverse stock split.

         Dilutive earnings per share was not presented, as its effect was anti-dilutive for the periods presented.

                                     ANNEX A

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         This Agreement and Plan of Share Exchange (hereinafter the "Agreement") is entered into effective as of this 14th day of July, 2001, by and among American Consolidated Mining Co., a Utah corporation (hereinafter "ACMC"), Renaissance Man, Inc., a Texas corporation (hereinafter "RMI") and the owners of all the outstanding shares of common stock of RMI (hereinafter the "RMI Stockholders").

                                    RECITALS:

         WHEREAS, the RMI Stockholders own 9,350,000 shares of RMI common stock which represents all of the issued and outstanding shares of RMI (the "RMI Common Stock"). ACMC desires to acquire the RMI Common Stock solely in exchange for voting common stock of ACMC, making RMI a wholly-owned subsidiary of ACMC; and

         WHEREAS, the RMI Stockholders (as set forth on the attached Exhibit "A") desire to acquire voting common stock of ACMC in exchange for the RMI Common Stock, as more fully set forth herein.

         NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Plan of Share Exchange. It is hereby agreed that all of the RMI Common Stock shall be acquired by ACMC in exchange solely for ACMC common voting stock (the "ACMC Shares"). It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of RMI shall be acquired by ACMC in exchange solely for ACMC common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder. However, neither party is making any representations or warranties regarding the tax treatment of this transaction.

         2. Exchange of Shares. ACMC and RMI Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, the RMI Common Stock shall be delivered at Closing to ACMC in exchange for the ACMC Shares, after giving effect to a 100 to 1 reverse stock split (the "ACMC Reverse Stock Split") as to all presently outstanding shares of ACMC common stock, as follows:

         (a) At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 11,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.176470588 ACMC Shares for each outstanding share of RMI Common Stock.

         (b) Unless otherwise agreed by ACMC and RMI this transaction shall close only in the event ACMC is able to acquire all of the outstanding RMI Common Stock.

         3. Pre-Closing Events. The Closing is subject to the completion of the following:

         (a) ACMC shall have authorized 70,000,000 shares of $.01 par value common stock.

         (b) ACMC shall have effectuated the ACMC Reverse Stock Split at or prior to Closing, and shall have 1,500,000 shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

         (c) ACMC shall demonstrate to the reasonable satisfaction of RMI that it has no material assets and that its liabilities, contingent and fixed, do not exceed $10,000.

         4. Exchange of Securities. As of the Closing Date each of the following shall occur:

         (a) Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for 1.176470588 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         (b) Any shares of RMI Common Stock held in the treasury of RMI immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and

         (c) The 1,500,000 shares of ACMC common stock previously issued and outstanding prior to the Closing, after giving effect to the ACMC Reverse Split, will remain outstanding.

         5. Other Events Occurring at Closing. At Closing, the following shall be accomplished:

         (a) ACMC shall file an amendment to its Articles of Incorporation with the Division of Corporation and Commercial Code of the State of Utah in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Certificate of Incorporation to reflect a name change and to accomplish the ACMC Reverse Stock Split, all as set forth in the attached Exhibit "B".

         (b) The resignation of the existing ACMC officers and directors and appointment of new officers and directors as described in Section 12(f) hereof.

         6. Other Matters.

         (a) Except as otherwise described herein, including the ACMC Reverse Stock Split, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, ACMC's capital stock after the date hereof and there shall be no dividends paid on ACMC's capital stock after the date hereof, in each case through and including the Closing Date.

         (b) RMI shall have received all requisite director and shareholder approval of all matters set forth herein, and no shareholder of RMI shall have exercised any dissenters rights under applicable corporate law.

         (c) ACMC shall have received all requisite director and shareholder approval of the matters set forth herein.

         (d) All parties hereto acknowledge and recognize that in 1994 ACMC filed a Form 10 with the Securities and Exchange Commission registering ACMC's common stock pursuant to section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") which Form 10 became effective 60 days after filing. As a result of the Form 10 filing, ACMC became obligated to file annual reports on Form 10-K or 10-KSB, quarterly reports on Form 10-Q or 10-QSB, Current Reports on Form 8-K, other reports and information as described in the 1934 Act and related rules and to otherwise comply with various provisions of the 1934 Act and related rules. Since the Form 10 became effective, the Company has failed to comply with substantially all of the obligations imposed upon it by the 1934 Act (the "1934 Act Violations"). As a result, ACMC could be subject to substantial civil and criminal penalties due to such non-compliance. There can be no assurance that substantial civil and criminal penalties will not be imposed. Moreover, in those instances where ACMC has held shareholder meetings without complying with the proxy rule requirements found in the 1934 Act and related rules, such shareholder actions may be invalid and illegal.

         7. Delivery of Shares. On or as soon as practicable after the Closing Date, RMI will use its best efforts to cause the RMI Stockholders to surrender for cancellation certificates representing their shares of RMI Common Stock, against delivery of certificates representing the ACMC Shares for which the shares of RMI Common Stock are to be exchanged at Closing.

         8. Representations of RMI Stockholders. RMI Stockholders hereby represent and warrant each only as to its own RMI Common Stock, effective this date and the Closing Date as follows:

         (a) Except as may be set forth in Exhibit "A", the RMI Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date RMI Stockholders will have good title and the unqualified right to transfer and dispose of such RMI Common Stock.

         (b) Each RMI Stockholder, respectively, is the sole owner of the issued and outstanding RMI Common Stock as set forth in Exhibit "A";

         (c) No RMI Stockholder has the present intent to sell or dispose of the ACMC Shares and no RMI Stockholder is under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the ACMC Shares.

         9. Representations of RMI. RMI hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) Except as noted on Exhibit "A", the RMI Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of RMI.

         (b) RMI has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the RMI Financial Statements or in Exhibit "A", attached hereto.

         (c) RMI has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors and shareholders of RMI. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which RMI is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to RMI or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of RMI.

         (d) The audited financial statements as of and for the period ended December 31, 2000, which have been or will shortly be delivered to ACMC (hereinafter referred to as the "RMI Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of RMI as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the RMI Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of RMI as reflected in the RMI Financial Statements. RMI has good title to all assets shown on the RMI Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The RMI Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (e) Since the date of the RMI Financial Statements, there have not been any material adverse changes in the financial position of RMI except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of RMI.

         (f) RMI is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the RMI Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against RMI.

         (g) RMI is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on RMI.

         (h) RMI has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (i) RMI has not materially breached any material agreement to which it is a party. RMI has previously given ACMC copies or access thereto of all material contracts, commitments and/or agreements to which RMI is a party including all relationships or dealings with related parties or affiliates.

         (j) RMI has no subsidiary corporations except as described in writing to ACMC.

         (k) RMI has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of ACMC prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (l) The execution of this Agreement does not materially violate or breach any material agreement or contract to which RMI is a party and has been duly authorized by all appropriate and necessary corporate action under Texas law and RMI, to the extent required, has obtained all necessary approvals or consents required by any agreement to which RMI is a party.

         (m) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (n) All information regarding RMI that has been delivered to ACMC by RMI for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         10. Representations of ACMC. ACMC hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) As of the Closing Date, the ACMC Shares to be issued and delivered to the RMI Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of ACMC common stock, fully-paid and nonassessable.

         (b) ACMC has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of ACMC. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which ACMC is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to ACMC or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of ACMC.

         (c) The audited financial statements as of and for the period ended December 31, 2000, which have been or shortly will be delivered to RMI (hereinafter referred to as the "ACMC Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of

ACMC as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the ACMC Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of ACMC as reflected in the ACMC Financial Statements. ACMC has good title to all assets shown on the ACMC Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The ACMC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (d) Since the date of the ACMC Financial Statements, there have not been any material adverse changes in the financial position of ACMC except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ACMC.

         (e) ACMC is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the ACMC Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against ACMC.

         (f) ACMC is in good standing in the State of Utah.

         (g) ACMC has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (h) ACMC has not materially breached any material agreement to which it is a party. ACMC has previously given RMI copies or access thereto of all material contracts, commitments and/or agreements to which ACMC is a party including all relationships or dealings with related parties or affiliates.

         (i) ACMC has no subsidiary corporations except as described in writing to RMI.

         (j) ACMC has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of RMI prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (k) The execution of this Agreement does not materially violate or breach any material agreement or contract to which ACMC is a party and has been duly authorized by all appropriate and necessary corporate action under Utah law and ACMC, to the extent required, has obtained all necessary approvals or consents required by any agreement to which ACMC is a party.

         (l) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (m) All information regarding ACMC that has been delivered to RMI by ACMC for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         (n) Notwithstanding the foregoing representations and warrants, ACMC makes no representations and warranties with respect to the possible penalties, liabilities or effects of the 1934 Act Violations.

         11. Closing. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than thirty days following ACMC shareholder approval of the reverse stock split reference in Section 3(b), unless extended by mutual consent of all parties hereto. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the ACMC Shares are issued in exchange for the RMI Common Stock.

         12. Conditions Precedent to the Obligations of RMI. All obligations of RMI under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

         (a) The representations and warranties by or on behalf of ACMC contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

         (b) ACMC shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

         (c) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of ACMC, shall have approved in accordance with applicable state corporation law and the 1934 Act the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

         (d) On or before the Closing Date, ACMC shall have delivered to RMI certified copies of resolutions of the board of directors and shareholders of ACMC approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable ACMC to comply with the terms of this Agreement including the election of RMI's nominees to the Board of Directors of ACMC and all matters outlined herein.

         (e) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition.

         (f) At Closing, the existing officers and directors of ACMC shall have resigned in writing from all positions as directors and officers of ACMC effective upon the election and appointment of the RMI nominees.

         (g) At the Closing, all instruments and documents delivered to RMI and RMI Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for RMI.

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) RMI and RMI Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) RMI shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, RMI shall have determined that, in RMI's sole discretion, the financial condition of ACMC and the condition of ACMC otherwise is suitable to RMI and its stockholders. In the event that RMI determines, in its sole discretion, that ACMC is not suitable to RMI or its stockholders for any reason whatsoever, then RMI may rescind this Agreement by giving written notice to ACMC. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         13. Conditions Precedent to the Obligations of ACMC. All obligations of ACMC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) The representations and warranties by RMI and RMI Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

         (b) RMI shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (c) RMI shall deliver on behalf of the RMI Stockholders a letter commonly known as an "Investment Letter," signed by each of said shareholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the ACMC Shares are being acquired for investment purposes.

         (d) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of RMI, shall have approved in accordance with applicable state corporation law and the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and no shareholder of RMI shall have exercised dissenters rights under applicable corporate law.

         (e) On or before the Closing Date, RMI shall have delivered to ACMC certified copies of resolutions of the board of directors and shareholders of RMI approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable RMI to comply with the terms of this Agreement.

         (f) At the Closing, all instruments and documents delivered to ACMC pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for ACMC.

         (g) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) ACMC and ACMC Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) ACMC shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, ACMC shall have determined that, in ACMC's sole discretion, the financial condition of RMI and the condition of RMI otherwise is suitable to ACMC and its stockholders. In the event that ACMC determines, in its sole discretion, that RMI is not suitable to ACMC or its stockholders for any reason whatsoever, then ACMC may rescind this Agreement by giving written notice to RMI. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         14. Indemnification.

         (a) For a period of one year from the Closing, ACMC agrees to indemnify and hold harmless RMI, and for the same period RMI agrees to indemnify and hold harmless ACMC, against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

         (b) For a period of one year from the Closing, in the event that the liabilities of ACMC exceed $10,000 on the Closing date ACMC agrees to indemnify RMI for the amount of said liabilities in excess of $10,000.

         (c) For a period of one year from the Closing, in the event that the liabilities of RMI are materially different than disclosed to ACMC in ACMC's due diligence investigation prior to the Closing, then RMI agrees to indemnify ACMC for the amount of said liabilities in excess of the disclosed amounts.

         15. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         16. Documents at Closing. At the Closing, the following documents shall be delivered:

         (a) RMI will deliver, or will cause to be delivered, to ACMC the following:

                  (i) a certificate executed by the President and Secretary of RMI to the effect that all representations and warranties made by RMI under this Agreement are true and correct as of the Closing, the same as though originally given to ACMC on said date;

                  (ii) a certificate from the jurisdiction of incorporation of RMI dated at or about the Closing to the effect that RMI is in good standing under the laws of said jurisdiction;

                  (iii) certified copies of resolutions adopted by RMI's board of directors and RMI's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) Investment Letters in the form attached hereto as Exhibit "C" executed by each RMI Stockholder;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement; and

                  (vi) all other items, the delivery of which is a condition precedent to the obligations of ACMC as set forth herein.

         (b) ACMC will deliver or cause to be delivered to RMI:

                  (i) stock certificates representing the ACMC Shares to be issued as a part of the stock exchange as described herein;

                  (ii) a certificate of the President and Secretary of ACMC, to the effect that all representations and warranties of ACMC made under this Agreement are true and correct as of the Closing, the same as though originally given to RMI on said date;

                  (iii) certified copies of resolutions adopted by ACMC's board of directors and ACMC's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) certificate from the jurisdiction of incorporation of ACMC dated at or about the Closing Date that ACMC is in good standing under the laws of said state;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (vi) resignation of the existing officer and director of ACMC;

                  (vii) all corporate and financial records of ACMC; and

                  (viii) all other items, the delivery of which is a condition precedent to the obligations of RMI, as set forth herein.

         17. Finder's Fees. ACMC, represents and warrants to RMI, and RMI represents and warrants to ACMC, that neither of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, ACMC, on the one hand, and RMI on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         18. Confidentiality.

         (a) Confidential Information. As used in this Agreement, the term "Confidential Information" shall mean (a) any material information relating to ACMC that has not been publicly disclosed by means of disclosure on an report, registration statement or proxy statement with the Securities and Exchange Commission, (b) information marked or designated by ACMC as confidential; (c) information, whether or not in written form and whether or not designated as confidential, which is known to a party as being treated by as confidential by ACMC; (d) information provided to any party by third parties which the any party is obligated to keep confidential, and (e) information relating to the terms and existence of this Agreement.

         (b) Non-use and Nondisclosure. Each of the parties agrees not to use any Confidential Information for any purpose except to evaluate and engage in discussions concerning this Agreement and the potential business relationship relating thereto. The parties agree not to disclose any Confidential Information of ACMC to third parties or to employees or associates of the receiving party, except to those employees who are required to have the Confidential Information in order to evaluate or engage in discussions concerning the contemplated business relationship.

         (c) Maintenance of Confidentiality. The parties agree to take all reasonable measures to protect the secrecy of and prevent the disclosure and unauthorized use of ACMC's Confidential Information. Without limiting the foregoing, the receiving party shall take at least those measures that the receiving party takes to protect its own Confidential Information and shall have its employees who have access to ACMC's Confidential Information sign a non-use and nondisclosure agreement relating to ACMC's Confidential Information. A receiving party shall immediately notify ACMC in the event of any unauthorized use of disclosure of ACMC's Confidential Information.

         19. Miscellaneous.

         (a) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (c) Termination. All obligations hereunder may be terminated at the discretion of either party's board of directors if (i) the closing conditions specified in Sections 12 and 13 are not met within thirty days following the ACMC shareholder approval of the reverse stock split referenced in Section 3(b), unless extended by mutual agreement of the parties, (ii) any of the representations and warranties made herein have been materially breached or
(iii) the Agreement is terminated pursuant to Sections 12(k) or 13(k).

         (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

         (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah.

         (i) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         (j) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         (k) Time. Time is of the essence.

         (l) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (m) Responsibility and Costs. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


AMERICAN CONSOLIDATED                      RENAISSANCE MAN, INC.
 MINING CO.



By:   /s/ Steven J. Haslam                 By: /s/ Herschel Walker
     ----------------------------              -------------------------------
President                                         RMI President



By:  /s/ John M. DeNiro
    ------------------------------
John M. DeNiro, Secretary

     Counterpart Signature Page to the Agreement and Plan of Share Exchange

         The undersigned hereby agrees to become a party as an RMI Stockholder to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                          _________________________________
                                               (signature)

                                              Address: ________________________
                                              _________________________________

                                   EXHIBIT "A"

                            RMI STOCKHOLDER SCHEDULE

          Name                                 Number of Shares of Common Stock
          ----                                 --------------------------------
     Jack Shaw                                            1,000,000
     Brian K. Holden                                      1,000,000
     Herschel Walker                                      1,000,000
     G. Diane McKnight                                    1,000,000
     Myka Dean                                            1,000,000
     Judith T. Lauterbach                                 1,000,000
     Aloe Commodities International, Inc.                 1,000,000
     George Mappin                                        1,000,000
     Jerrilyn Brennan                                       500,000
     Deanna Brennan                                         500,000
     Leren E. Bagley

Total Issued and Outstanding                              9,350,000
Total Authorized                                         10,000,000

                                   EXHIBIT "B"

                     AMENDMENT TO ARTICLES OF INCORPORATION





[THE SHARE EXCHANGE AGREEMENT WAS EXECUTED WITHOUT THIS EXHIBIT. THE PARTIES HAVE NOT PREPARED A DRAFT COPY OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION NOR HAVE THEY AGREED ON THE FORM OF SUCH AMENDMENT]

                                   EXHIBIT "C"

                                INVESTMENT LETTER

         In connection with the Agreement and Plan of Share Exchange dated July 14, 2001 (the "Agreement"), between American Consolidated Mining Co. ("ACMC"), Renaissance Man, Inc. ("RMI") and the RMI Stockholders named therein, the undersigned hereby represents and warrants as follows:

                  (a) The undersigned's representations in this letter are complete and accurate to the best of the undersigned's knowledge, and ACMC and RMI may rely upon them.

                  (b) The undersigned is able to bear the economic risk of an investment in the ACMC common stock (the "Securities") for an indefinite period of time, can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for the undersigned's current needs and possible future contingencies. Additionally, the undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the share exchange described in the Agreement will not cause such overall commitment to become excessive.

                  (c) The Securities will not be sold by the undersigned without registration under applicable securities acts or a proper exemption from such registration.

                  (d) The Securities are being acquired for the undersigned's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The undersigned is aware that there are substantial restrictions on the transferability of the Securities.

                  (e) The undersigned has had access to any and all information concerning ACMC that the undersigned and the undersigned's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, the undersigned has had access to the ACMC Financial Statements and to the business documents referenced in Section 10(c) and 10 (j) of the Agreement and is aware of ACMC's failure to comply with its reporting obligations as described in Section 6(d) of the Agreement. In making the decision to purchase the Securities by entering into the Agreement, the undersigned and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in ACMC will depend upon the individual circumstances of the undersigned. The undersigned further understands that no opinion is being given as to any securities or tax matters involving the transactions contemplated by the Agreement.

                  (f) All of the representations and warranties of the undersigned contained herein and all information furnished by the undersigned to ACMC are true, correct and complete in all respects, and the undersigned agrees to notify ACMC immediately of any change in any representation, warranty or other information set forth herein.

                  (g) The undersigned also understands and agrees that stop transfer instructions relating to the Securities will be placed in ACMC's stock transfer ledger, and that the Securities sold will bear legends in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the issuer.

                  (h) The undersigned knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The undersigned has the capacity to protect the undersigned's own interest in connection with this transaction or has a pre-existing personal or business relationship with ACMC or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) The Securities offered hereby were not offered to the undersigned by way of general solicitation or general advertising and at no time was the undersigned presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (k) If initialed below, The undersigned represents that The undersigned is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

_______  1.       I had individual income (exclusive of any income attributable
Initial           to my spouse) in excess of $200,000 in each of the most recent
Here              two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

_______  2.       I have an individual net worth, or my spouse and I have a
Initial           combined individual net worth, in excess of $1,000,000. For
Here              purposes of this Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

_______  3.       I am qualified as an "accredited investor" pursuant to Rule
Initial           501(a) of Regulation D of the 1933 Act for the following
Here              reason:_______________________________________________________
                  ______________________________________________________________


FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the Partnership or
Initial           Corporation that he/she represents possesses total assets in
Here              excess of $5,000,000 and was not formed for the specific
                  purpose of acquiring the securities offered by ACMC.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the Partnership or Corporation that he/she represents, that
Here              all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the trust which he/she
Initial           represents possesses total assets in excess of $5,000,000 and
Here              was not formed for the specific purpose of acquiring the
                  securities offered by ACMC, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the trust that he/she represents, that such trust is a
Here              revocable trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

_______           The undersigned hereby acknowledges that he/she is acting as
Initial           an agent or trustee for the following person or entity:
Here              ______________________________________________________________
                  ______________________________________________________________

_______  2.       The undersigned hereby agrees to provide to ACMC, upon ACMC's
Initial           request, the following documents:
Here
                  (a)      a copy of the trust agreement, power of attorney or
                           other instrument granting the power and authority to execute and deliver the Agreement, or

                  (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement and this letter.


         The representations and warranties contained herein shall survive the Closing of the transaction described in the Agreement.


Date: ________________                       ________________________________


                                             ________________________________
                                              (print name)

                                 AMENDMENT NO. 1
                   TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE
                                 BY AND BETWEEN
                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.


         THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Amendment") by and between American Consolidated Mining Co. (the "ACMC"), Renaissance Man, Inc. ("RMI") and the owners of all the outstanding shares of common stock of RMI is made and entered into to be effective as of the 21st day of December, 2001, by and between the undersigned parties. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Agreement And Plan Of Share Exchange (the "Agreement").

                                    RECITALS

         A. On or about July 14, 2001, the parties entered into the Agreement (the "Agreement").

         B.       The parties wish to modify the agreement as set forth below.

         NOW THEREFORE, the parties hereto hereby amend the Agreement as follows:

         1. Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                  At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 10,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.0695187 ACMC Shares for each outstanding share of RMI Common Stock.

         2. Section 4(a) of the Agreement is hereby amended to read in its entirety as follows:

                  Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for
                  1.0695187 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         3. Exhibit A of the Agreement is hereby amended to read in its entirety as follows:

                  RMI STOCKHOLDER SCHEDULE

                                                           Number of Shares
                               Name                         of Common Stock
                               ----                        -----------------
                  Jack Shaw                                     1,000,000
                  Brian K. Holden                               1,000,000
                  Herschel J. Walker                            1,000,000
                  G. Diane McKnight                             1,000,000
                  Myka Dean                                     1,000,000
                  Judith T. Lauterbach                          1,000,000
                  Aloe Commodities                              1,000,000
                    International, Inc.
                  George E. Mappin                              1,000,000
                  Jerrilyn Brennan                                500,000
                  Deanna Brennan                                  500,000

                                                           Number of Shares
                               Name                         of Common Stock
                               ----                        -----------------
                  Loren E. Bagley                                 350,000

                  Total Issued and Outstanding                  9,350,000
                  Total Authorized                             10,000,000

         4. The Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

         IN WITNESS WHEREOF, the undersigned, have executed this Amendment No. 1 to the Agreement as of the date first above written.

AMERICAN CONSOLIDATED                     RENAISSANCE MAN, INC.
  MINING CO.



By:   /s/ Steven J. Haslam                By: /s/ Herschel Walker
     -----------------------------            -----------------------------
President                                        RMI President



By:  /s/ John M. DeNiro
    ------------------------------
John M. DeNiro, Secretary

     Counterpart Signature Page to the Agreement and Plan of Share Exchange

         The undersigned hereby agrees to become a party as an RMI Stockholder to the Amendment, dated December 21, 2001, to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Amendment to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                        _______________________________
                                             (signature)

                                            Address: ________________________
                                            _________________________________

                                     ANNEX C
                PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS OF
                        AMERICAN CONSOLIDATED MINING CO.


This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints William D. Moeller as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of American Consolidated Mining Co. held on record by the undersigned on April 15, 2002 at the annual meeting of shareholders to be held on June 3, 2002, or any adjournment thereof.


1. Election of Nominee Directors

[ ]FOR John M. DeNiro       [ ]WITHHOLD AUTHORITY to vote for John M. DeNiro
[ ]FOR Steven J. Haslam     [ ]WITHHOLD AUTHORITY to vote for Steven J. Haslam
[ ]FOR Robert J. Holladay   [ ]WITHHOLD AUTHORITY to vote for Robert J. Halladay
[ ]FOR William D. Moeller   [ ]WITHHOLD AUTHORITY to vote for William D. Moeller
[ ]FOR Herschel J. Walker   [ ]WITHHOLD AUTHORITY to vote for Herschel J. Walker
[ ]FOR George E. Mappin     [ ]WITHHOLD AUTHORITY to vote for George E. Mappin

2. Proposal to approve the Agreement and Plan of Share Exchange among the Company and Renaissance Man, Inc., a Texas corporation.

                         [ ] For[ ] Against [ ] Abstain

3. Proposal to approve an amendment to and restatement of the Company's Articles of Incorporation to effect a 1 for 100 reverse stock split of all currently outstanding shares of common stock of the Company.

                         [ ] For[ ] Against [ ] Abstain

4. Proposal to approve an amendment to and restatement of the Company's Articles of Incorporation to change the Company's name to American Consolidated Management Group, Inc.

                         [ ] For[ ] Against [ ] Abstain

5. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no directions are made, this proxy will be voted for the above Proposals.

         Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2002             ___________________________________
                                              (signature)

Please mark, sign, date and return the       ___________________________________
proxy card promptly using the enclosed        (signature if held jointly)
envelope or proxy cards may be sent by
facsimile to the Company at (801)            ___________________________________
756-5454.                                     (print name of shareholder(s))